                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

[x] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                               MBT FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):

[x]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)   Title of each class of security to which transaction applies:

            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      (3)   Filing Party:

            --------------------------------------------------------------------
      (4)   Date Filed:

            --------------------------------------------------------------------

                           [MBT FINANCIAL CORP. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 1, 2008

TO THE SHAREHOLDERS OF MBT FINANCIAL CORP.:

      The Annual Meeting of Shareholders of MBT Financial Corp will be held at the Monroe Bank & Trust headquarters at 10 Washington Street, Monroe, Michigan 48161 on Thursday, May 1, 2008, at 10:00 a.m. (local time), for the following purposes:

1.    ELECTION OF DIRECTORS - To elect eleven directors of MBT Financial Corp.;

2. APPROVAL OF THE MBT 2008 STOCK INCENTIVE PLAN - To consider and vote upon the approval of a new incentive compensation plan, the MBT Financial Corp 2008 Stock Incentive Plan (the "Plan");

3. To transact such other business as may properly come before the meeting or any adjournment of it.

      Only shareholders of record at the close of business on March 14, 2008 are entitled to notice of and to vote at the Annual Meeting or any adjournment of it.

                                     By order of the Board of Directors,

                                     /s/ H. Douglas Chaffin

                                     H. Douglas Chaffin, President and
                                     Chief Executive Officer

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE VOTING INSTRUCTIONS FOR TELEPHONE VOTING.

                               TABLE OF CONTENTS

Date, Time and Place of the Annual Meeting                                       1

Introduction                                                                     1

General Information about the Meeting and Voting Securities and Procedures       1

Ownership of Voting Shares                                                       5

Proposal No. 1: Election of Directors                                            6

Corporate Governance                                                             8

Audit Committee Report                                                          13

Principal Accounting Firm Fees                                                  14

Compensation Discussion and Analysis                                            15

Compensation Committee Report on Executive Compensation                         26

Additional Information Regarding Compensation                                   27

Director Compensation                                                           43

Director Independence and Related Party Transactions                            47

Review, Approval or Ratification of Transactions with Related Persons           48

Proposal No. 2: Approval of the MBT Financial Corp. 2008 Stock Incentive Plan   48

Section 16(a) Beneficial Ownership Reporting Compliance                         54

Selection of Auditors                                                           54

Other Business                                                                  54

Delivery of Documents to Shareholders Sharing an Address                        55

                              MBT FINANCIAL CORP.
                             102 EAST FRONT STREET
                             MONROE, MICHIGAN 48161

                     PROXY STATEMENT FOR ANNUAL MEETING OF
                       SHAREHOLDERS TO BE HELD MAY 1, 2008

                   DATE, TIME AND PLACE OF THE ANNUAL MEETING

      The Annual Meeting of Shareholders of the Corporation will be held on Thursday, May 1, 2008, at 10:00 a.m., local time, at the Monroe Bank & Trust headquarters at 10 Washington Street, Monroe, Michigan 48161.

                                  INTRODUCTION

      This Proxy Statement is being furnished to shareholders of MBT Financial Corp. ("MBT" or the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders, and any adjournment of the meeting, to be held at the time and place set forth in the accompanying notice ("Annual Meeting"). It is anticipated that the mailing of this Proxy Statement and the enclosed proxy card will commence on or about April 1, 2008.

      At the Annual Meeting, shareholders of the Corporation will be asked to elect eleven directors and to approve the MBT Financial Corp. 2008 Stock Incentive Plan.

   GENERAL INFORMATION ABOUT THE MEETING AND VOTING SECURITIES AND PROCEDURES

WHO MAY VOTE AT THE MEETING?

      The Board of Directors has fixed the close of business on March 14, 2008 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. You are entitled to one vote for each share of common stock you held on the record date, including shares:

      -     held directly in your name; and

      - held for you in an account with a broker, bank or other nominee (shares held in "street name").

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

      A majority of the Corporation's outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date there were 16,127,870 shares of the Corporation's common stock, without par value ("Common Stock") outstanding, the holders of which are entitled to one vote per share, subject to the right to vote cumulatively in the election of directors, if properly implemented. Your shares are counted as present at the meeting if you:

      -     are present and vote in person at the meeting; or

      - have properly submitted a proxy card or have voted electronically or by telephone prior to the meeting.

      Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

WHAT IS "HOUSEHOLDING"?

      Householding is a procedure approved by the SEC under which stockholders who have the same address and last name may receive only one copy of our Proxy Statement and Annual Report from a single broker, bank or other nominee, unless one or more of these stockholders notifies the broker, bank or other nominee that they wish to continue to receive individual copies.

      At the present time, the Company does not "household" for any of our stockholders of record.

HOW MAY I OBTAIN A SEPARATE SET OF PROXY MATERIALS?

      If you hold shares in street name, your broker, bank or other nominee may be delivering only one copy of our Proxy Statement and the MBT Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your broker, bank or other nominee has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your broker, bank or other nominee directly in order to receive a separate set of our annual report and proxy materials.

      If you are a record owner of our shares you may obtain additional copies of our annual report and proxy materials by contacting James E. Morr, Secretary, MBT Financial Corp., 102 East Front Street, Monroe, Michigan 48161.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

      The only proposals scheduled to be voted on at the meeting is the election of directors of the Corporation and the proposal to approve the MBT Financial Corp. 2008 Stock Incentive Plan.

WHO IS REQUESTING MY VOTE?

      The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation and will be conducted primarily through the mail. Please mail your completed proxy in the envelope included with these proxy materials. In addition to the use of the mail, members of the Board of Directors and certain officers and employees of the Corporation or its subsidiaries may solicit the return of proxies by telephone, facsimile, and other electronic media or through personal contact. The Directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by the Corporation. The Corporation will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

      Proposal 1 to elect Directors: Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the 11 nominees who receive the largest number of "FOR" votes cast will be elected as directors.

      Proposal 2 to approve the MBT Financial Corp. Stock Incentive Plan:
Approval of the MBT Financial Corp. 2008 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast.

      Many of the Corporation's shareholders hold their shares in "street name"--in the name of a brokerage firm. If you hold your shares in "street name," please note that only your brokerage firm can sign a proxy on your behalf. THE BOARD OF DIRECTORS URGES YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY ON YOUR BEHALF FOR THE ANNUAL MEETING.

HOW ARE VOTES COUNTED?

A shareholder may:

      As to the election of directors:

            -     Vote for all of the nominees for director

            -     Withhold votes on all of the nominees for director

            -     Withhold votes for one or more nominees

            -     Abstain from voting

      As to approval of the MBT Financial Corp. 2008 Stock Incentive Plan

            -     Vote "FOR"

            -     Vote "AGAINST"

            -     Vote "ABSTAIN"

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board of Directors recommends that you vote "FOR" all of the director nominees listed in proposal 1 and "FOR" proposal 2 to approve the MBT Financial Corp. 2008 Stock Incentive Plan. In the absence of instruction, the proxy will be voted "FOR" the election of the management director nominees listed in this Proxy Statement, "FOR" approval of the MBT Financial Corp. 2008 Stock Incentive Plan, and in the discretion of the proxy committee for any other business that properly comes before the meeting.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

      Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy as follows:

      - By Mail - You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

      - By Phone - You may vote by phone by calling 1-800-PROXIES (1-800-776-9437) and following the instructions given.

      Your vote by phone is valid as authorized by the Michigan Business Corporation Act.

      For shares held in street name, you should follow the voting instructions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in some cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone, or Internet, your broker or nominee will vote your shares as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

      Even if you plan to attend the meeting, we encourage you to vote by mail or phone so your vote will be counted if you later decide not to attend the meeting.

If you choose to vote at the Annual Meeting:

      - If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.

      - If you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring the proxy (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity for admission to the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

      It likely means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy.

MAY I REVOKE OR CHANGE MY VOTE?

      Yes. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy. Written notices of revoked proxies may be directed to James
E. Morr, Secretary, MBT Financial Corp., 102 East Front Street, Monroe, Michigan 48161.

WHEN WILL THE PROXY AND ANNUAL REPORT BE MAILED TO SHAREHOLDERS?

      This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about April 1, 2008.

                           OWNERSHIP OF VOTING SHARES

      The following table sets forth the beneficial ownership of the Corporation's common shares by each of the Corporation's directors and nominees for election as a director and the Corporation's named executive officers, and the directors, nominees and executive officers as a group, as of March 14, 2008.

                                        COMMON SHARES
      NAME OF BENEFICIAL OWNER            OWNED (1)     PERCENT OF CLASS
-------------------------------------   -------------   ----------------
Peter H. Carlton                           50,000 (2)           *
H. Douglas Chaffin                         96,085 (3)           *
Joseph S. Daly                             12,433 (4)           *
Thomas M. Huner                            40,000 (5)           *
Rocque E. Lipford                          51,402 (6)           *
William D. McIntyre, Jr.                   57,907 (7)           *
Scott E. McKelvey                          34,938 (8)           *
Michael J. Miller                          25,000 (9)           *
James E. Morr                             118,223(10)           *
Thomas G. Myers                            50,300(11)           *
Debra J. Shah                               1,000               *
John L. Skibski                            41,434(12)           *
Philip P. Swy                              10,575(13)           *
Karen M. Wilson                             1,500               *

All Directors, Nominees and Executive
Officers as a Group (15 in group)         654,123             4.1%

----------

* Ownership is less than 1% of the class.

(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(2)   Includes 46,300 shares subject to shared voting and investment power.

(3) Includes 82,500 shares subject to options, which are presently exercisable.

(4) Includes 2,779 shares subject to shared voting and investment power and 9,654 share units issued under the director deferred compensation plan.

(5)   Includes 14,131shares subject to shared voting and investment power.

(6) Includes 277 shares subject to shared voting and investment power and 3,407 shares subject to options, which are presently exercisable and 33,000 shares which are held in trusts for which the director, as co-trustee, has shared voting and investment power and disclaims beneficial ownership.

(7)   Includes 3,407 shares subject to options, which are presently exercisable.

(8) Includes 650 shares subject to shared voting and investment power and 31,134 shares subject to options, which are presently exercisable.

(9)   Includes 25,000 shares subject to shared voting and investment power.

(10) Includes 60,400 shares subject to options, which are presently exercisable.

(11) Includes 40,300 shares subject to options, which are presently exercisable.

(12) Includes 3,300 shares subject to shared voting and investment power and 31,134 shares subject to options, which are presently exercisable.

(13) Includes 5,070 shares subject to shared voting and investment power and 3,093 shares subject to options, which are presently exercisable.

      As of March 14, 2008, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding common shares of the Corporation, except as follows:

 NAME AND ADDRESS OF
  BENEFICIAL OWNER       COMMON SHARES OWNED   PERCENT OF CLASS
----------------------   -------------------   ----------------
Monroe Bank & Trust
102 East Front Street
Monroe, Michigan 48161      1,611,935 (1)            10.0%

John F. Weaver
305 West Elm Avenue
Monroe, Michigan 48162        900,100                5.6%

----------

(1) These shares are held in various fiduciary capacities in the ordinary course of business under numerous trust relationships by Monroe Bank & Trust. As fiduciary, Monroe Bank & Trust has sole power to dispose of 1,273,161 of these shares, shared power to dispose of 338,774 of these shares, sole power to vote 189,321 of these shares and shared power to vote 52,862 of these shares.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

      The number of directors of the Corporation has been fixed at eleven. At the Annual Meeting, eleven directors will be elected to a one-year term, to hold office until the annual meeting of shareholders in 2008, or until their successors shall be duly elected.

      The nominees for election at the Annual Meeting are Peter H. Carlton, H. Douglas Chaffin, Joseph S. Daly, Thomas M. Huner, Rocque E. Lipford, William D. McIntyre, Jr., Michael J. Miller, Debra J. Shah, John L. Skibski, Philip P. Swy, and Karen M. Wilson. Except for John L. Skibski, each of the nominees is currently a director of the Corporation.

NOMINEES

      We have set forth below information about the nominees made by the Corporation's Governance Committee for election to the Corporation's Board of Directors.

                                                                             POSITIONS AND
                                  PRINCIPAL OCCUPATION FOR PAST FIVE       OFFICES HELD WITH   DIRECTOR
NAME                       AGE                  YEARS                       THE CORPORATION     SINCE
------------------------   ---   ---------------------------------------   -----------------   --------
Peter H. Carlton            59   Member, Cooley, Hehl, Wohlgamuth &             Director         2004
                                 Carlton, PLLC, a Certified Public
                                 Accounting firm

H. Douglas Chaffin          52   President and Chief Executive              President, Chief     2004
                                 Officer (2004-2007); President and        Executive Officer
                                 Chief Operating Officer (2003-2004).        and a Director

Joseph S. Daly              48   President and General Counsel, Daly            Director         2003
                                 Merritt Inc., an independent
                                 insurance agency; Manager, DM
                                 Investments, LLC doing business as DM
                                 Company, a real estate investment firm;
                                 and Assistant Dean, University of
                                 Detroit Mercy School of Law

Thomas M. Huner             58   General Partner, Thomas M. Huner               Director         2000
                                 Builders, a home building company.

Rocque E. Lipford           69   Attorney and Salaried Senior                   Director         1981
                                 Principal, Miller, Canfield,
                                 Paddock and Stone, P.L.C.;
                                 Director, La-Z-Boy Inc.

William D. McIntyre, Jr.    72   Chairman and Managing Partner              Chairman of the      1971
                                 (2007), Chairman and Chief                    Board of
                                  Executive Officer (2003-2006),              Directors
                                 President and Chief Executive Officer
                                 (2003), Allegra Network, LLC, a
                                 franchisor of printing businesses.

Michael J. Miller           59   Chief Executive Officer, Floral                Director         2000
                                 City Beverage, Inc., a wholesale
                                 beer distributor.

Debra J. Shah               61   President, Sensational Beginnings,             Director         2006
                                 a catalog and internet retailer of
                                 children's products.

John L. Skibski             43   Executive Vice President and Chief         Executive Vice
                                 Financial Officer (2004-2007),              President and
                                 Senior Vice President and                  Chief Financial
                                 Controller (2003); Director,                   Officer
                                 Federal Home Loan Bank of
                                 Indianapolis.

Philip P. Swy               54   President, Michigan Tube Swagers &             Director         1997
                                 Fabricators, Inc., a hospitality
                                 table and chair manufacturer
                                 marketing as MTS Seating.

Karen M. Wilson             62   President, Karen Colina Wilson                 Director         2005
                                 Foundation (2007), Chairman and
                                 Chief Executive Officer, Central
                                 Distributors of Beer, Inc., a
                                 wholesale beer distributor
                                 (2003-2007)

      There were no agreements or understandings pursuant to which any of the persons listed above was selected as a director.

      The Board of Directors of MBT met eighteen times in 2007. In 2007, each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served.

                              CORPORATE GOVERNANCE

BOARD INDEPENDENCE

      The Board of Directors has determined that all current Directors and nominees have met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and SEC rules, with the exception of Mr. Chaffin, our Chief Executive Officer and Mr. Skibski, our Chief Financial Officer. The Board of Directors took into account the transactions disclosed under the caption Director Independence and Related Party Transactions appearing in this proxy. In making this determination, the board has concluded that none of these members has a relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Directors and nominees deemed independent by the Board of Directors are Peter H. Carlton, Joseph S. Daly, Thomas M. Huner, Rocque E. Lipford, William D. McIntyre, Jr., Michael J. Miller, Debra J. Shah, Philip P. Swy, and Karen M. Wilson.

BOARD MEETINGS

      During 2007, the board held a total of 18 meetings. Each director attended at least 75% of the total number of meetings of the board and at least 75% of the meetings of all committees on which he or she served. The Corporation's Corporate Governance Guidelines and Directors' Policy requires that the board conduct at least one executive session per calendar quarter at which only non employee directors are present. Neither the Board nor the Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2007, all ten Directors except Mr. McIntyre attended the Annual Meeting.

BOARD COMMITTEES

      The board currently has, and appoints members to, three standing committees: the audit committee, the compensation committee and governance committee. Each member of these committees is independent as defined by applicable NASDAQ(R) and SEC rules. Each of the committees has a written charter approved by the board which may be found on the Corporation's website at www.mbandt.com. The current members of the committees are identified below:

Director                      Audit      Compensation   Governance
------------------------   -----------   ------------   -----------
Peter H. Carlton           [X] (Chair)   [X]            [X]
Joseph S. Daly
Thomas M. Huner                          [X] (Chair)    [X]
Rocque E. Lipford                                       [X]
William D. McIntyre, Jr.   [X]                          [X] (Chair)
Michael J. Miller          [X]           [X]
Debra J. Shah                            [X]
Philip P. Swy              [X]           [X]
Karen M. Wilson

      Audit Committee. (Mr. Carlton, Chair, and Messrs. McIntyre, Miller, and Swy.)

      The Audit Committee met eight times during 2007. The Audit Committee serves in a multiple capacity as the Audit Committee of the Corporation and its subsidiaries Monroe Bank & Trust and MBT Credit Company, Inc. The functions of this Committee include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Corporation's financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation's internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on the Corporation's website at www.mbandt.com. All members of the Audit Committee are outside directors as determined under the MBT Corporate Governance Guidelines & Directors' Policy. In addition the Board has determined that all members meet the independence standards of Rule 4200(a)(15), the requirements of SEC Rule 10A-3(b)(1), and the qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Peter H. Carlton is an audit committee financial expert and is independent as described in the preceding sentence. The report of the Audit Committee with respect to 2007 appears under the caption "Audit Committee Report."

      Compensation Committee. (Mr. Huner, Chair, Messrs. Carlton, Miller and Swy, and Mrs. Shah.)

      The Compensation Committee met five times during 2007. The Compensation Committee is responsible for the oversight and administration of the compensation and benefit plans of the Corporation. Director and executive officer and senior management's compensation are determined by this Committee of the Board of Directors. All members of the compensation committee are outside directors as required by and determined under the MBT Corporate Governance Guidelines & Directors' Policy and the Board has determined that each member meets the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers. The report of the Compensation Committee with respect to 2007 compensation appears under the caption "Compensation Committee Report on Executive Compensation."

      The firm of Findley Davies, Inc. is engaged directly by the Compensation Committee to provide consulting services to the Committee on matters relating to the compensation of named executive officers and directors. The consultant is engaged by the Committee to provide:

      -     Market pay data and related analysis;

      - Timely and relevant information on industry and peer group pay practices;

      - Guidance on alternative approaches to delivering compensation to executive officers and directors consistent with the Board's compensation philosophies and objectives;

      - Modeling of financial and compensation impact of pay plan alternatives;

      - Current and projected values for each element of compensation delivered to executive officers;

      - Technical briefings on statutes and regulations impacting executive compensation and related compliance;

      - Support as required in preparing plan documents, agreements and disclosures; and

      - Administrative support relating to maintaining reports, documents, and analysis.

      The consultant provides services and performs work under the direction of the Compensation Committee Chairperson. The Committee chair provides instruction to the consultant on the nature and scope of work to be performed, and authorizes or is made aware of any work performed or communications with management or the staff of the Corporation.

      Governance Committee. (Mr. McIntyre, Chair, and Messrs. Carlton, Huner and Lipford.)

      The Governance Committee met three times in 2007. The Governance Committee of MBT serves as the nominating committee of the Board. The Board has determined that each member of the Governance Committee meets the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers. The Governance Committee provides reports and makes recommendations to the Board of Directors on matters such as nominees for director, the duties of directors, director qualifications, Board structure, Board functions, Board committee structure and responsibilities and general policies. The Board of Directors has adopted a Governance Committee Charter.

DIRECTOR CANDIDATES

      The Governance Committee reviews the performance of incumbent directors. The Governance Committee seeks characteristics in proposed nominees to the Board of Directors that will complement or expand those of the existing members and which are particularly relevant to competitive and other issues anticipated by the Corporation and its subsidiaries. The Governance Committee of the Board of Directors selects nominees for the Board of Directors who are subsequently authorized by the full Board for submission for approval by stockholders. The Governance Committee has the responsibility to actively seek individuals qualified to become members of the Board of Directors. The Governance Committee is empowered to engage a third party search firm to assist it in identifying qualified candidates but to date has determined that such assistance has not been required.

      MBT's Corporate Governance Guidelines & Directors' Policy and Code of Ethics set forth the following criteria for Directors: independence; honesty and integrity; willingness to devote sufficient time to fulfilling duties as a Director; particular experience, skills or expertise relevant to the Corporation's business and ties to MBT's geographic markets. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. MBT's Corporate Governance Guidelines provide that shareholders may submit names to the Governance Committee for consideration as director nominees.

SHAREHOLDER NOMINATIONS, SHAREHOLDER PROPOSALS AND SHAREHOLDER COMMUNICATIONS

      Shareholder Nominations. Under MBT's Corporate Governance Guidelines and Directors' Policy, the Governance Committee of the Board will consider recommendations for nominations received by shareholders in accordance with the Corporation's Bylaws. Shareholder recommendations for nomination should be submitted in writing to the Corporation at its principal office in Monroe, Michigan, and must include the shareholder's name, address, and the number of shares of the Corporation owned by the shareholder. In considering recommendations the Governance Committee does not distinguish between shareholder recommendations and those made by directors.

      The recommendation should also include the name, age, business address, residence address, principal occupation of and number of shares of the Corporation owned by the recommended candidate for nomination. Shareholder recommendations must also include the information that would be required to be disclosed in the solicitation of proxies for the election of directors under federal securities laws, including the candidate's consent to be elected and to serve. The Corporation may also require any nominee to furnish additional information regarding the eligibility and qualifications of the recommended candidate. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board or others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting.

      The Corporation's Bylaws establish advance notice procedures as to the nomination, other than by the Board of Directors, of candidates for election as directors. In order to make a director nomination, it is necessary that the shareholder making the nomination notify the Secretary of the Corporation no fewer than thirty days in advance of next year's Annual Meeting unless the Corporation gives less than forty days notice or prior public disclosure of the Annual Meeting and then notice of nominations must be given no later than the tenth day after the Corporation mails notice of the Annual Meeting or makes public disclosure of the meeting, but in no event may a nomination be received by the Secretary of the Corporation less than seven days prior to the Annual Meeting. Notice of nominations of directors must also meet all other requirements contained in the Corporation's Bylaws. Shareholders may obtain the Bylaws by written request to the Corporation's Secretary at our principal executive offices.

      Shareholder Proposals To be considered eligible for inclusion in the Corporation's Proxy Statement for the 2009 Annual Meeting of Shareholders, a proposal must be made by a qualified shareholder and received by the Corporation at its principal office in Monroe, Michigan, not later than December 8, 2008. Any shareholder who intends to propose any other matter to be acted upon at the 2009 Annual Meeting of Shareholders must inform the Corporation not less than thirty days prior to the meeting; provided, however, that if less than forty days' notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If notice is not provided by that date, the persons named in the Corporation's proxy for the 2008 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the Proxy Statement for the 2008 Annual Meeting. Shareholder proposals should be directed to Mr. James E. Morr, Secretary, MBT Financial Corp., 102 East Front Street, Monroe, Michigan 48161.

      Shareholder Communications. Shareholders of the Corporation may send communications to the Board of Directors through the Corporation's office of Corporate Secretary, MBT Financial Corp., Inc., 102 E. Front Street, Monroe, Michigan 48161. Communications sent by shareholders for proper, non-commercial purposes will be transmitted to the Board of Directors or the appropriate committee, as soon as practicable.

CODE OF CONDUCT AND ETHICS

      We have adopted a written code of conduct and ethics that applies to all our directors, officers and employees, including our chief executive officer and our chief financial and accounting officer. We have posted a current copy of the code on our website, which is located at www.mbandt.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      All members of the compensation committee are independent directors, and none of them are present or past employees or officers of ours or any of our subsidiaries. During the past year, certain directors and officers, including members of the Compensation Committee, and one or more of their associates may have been customers of and had business transactions with the Corporation or its subsidiaries. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. It is expected that similar transactions will occur in the future. None of our executive officers has served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our board or compensation committee.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Committee is composed of four directors, each of whom is independent as defined by the NASDAQ(R) listing standards and operates under a written charter adopted by the Board of Directors which is available on the Corporation's website at www.mbandt.com. The Committee retains the Corporation's independent accountants.

      Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual

Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of permitted non-audit services with the auditors' independence.

      The Committee discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation the Corporation's internal control, and the overall quality of the Corporation's financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Peter H. Carlton, Chair
William D. McIntyre, Jr.
Michael J. Miller
Philip P. Swy

                         PRINCIPAL ACCOUNTING FIRM FEES

      The following table sets forth the aggregate fees billed to the Corporation for the fiscal years ended December 31, 2007 and December 31, 2006 by Plante & Moran, PLLC, the Corporation's principal accounting firm.

                        2007            2006
                     ---------       ---------
Audit Fees           $ 179,500       $ 188,900
Audit-Related Fees      47,900 (a)      59,599 (a)
Tax Fees                13,900 (b)      25,500 (b)
All Other Fees         115,550 (c)      63,468 (c)
                     ---------       ---------
                     $ 356,850       $ 337,467
                     =========       =========

----------

(a) Includes fees for services related to information technology external testing and miscellaneous consultations.

(b)   Includes fees for services related to tax compliance and tax planning.

(c) Includes fees for regulatory compliance review, website design, and miscellaneous consultations.

      The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.

      The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if
(1) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided pursuant to these exceptions.

                      COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PHILOSOPHIES AND OBJECTIVES

      The executive compensation philosophy of the Board is to deliver competitive levels of total compensation that attract and retain top leadership talent, with primary emphasis on pay for performance. Guiding principles that influence the structure and level of compensation for executive officers are:

      - The executive management team should be rewarded as a group for the financial performance of the Corporation, and also rewarded for individual performance;

      - The level of total compensation opportunity for each individual executive officer should reflect the relative level of job responsibility, market pay, and expected impact on the current and long term performance of the Corporation;

      - A significant portion of total direct compensation should be at risk, with the opportunity for executive officers to earn correspondingly meaningful and competitive amounts of compensation relative to performance that drives growth in shareholder value;

      - Executive officers should be expected to retain a meaningful level of ownership in MBT Financial Corp. stock as a means of aligning the interests of management with those of shareholders;

      - Incentive compensation should be structured to focus management on achieving annual financial objectives in a manner that supports and drives the company's long term success and profitability; and

      - Elements of compensation other than direct pay, including perquisites, personal benefits, or protection agreements should serve a balance of interests among executives, the Corporation, customers, and shareholders.

      Specifically, the objective of the Board is to target base salary and total cash compensation at approximately the 50th percentile (i.e., median) of market pay (refer to benchmarking section of this Compensation Discussion and Analysis (CD&A) for discussion of how market pay is defined for named executive officers). Current base salary levels for named executive officers are on average closer to the 25th percentile of market base salary pay, and total cash compensation (i.e., base salary plus target annual incentive award) is on average at or near the 50th percentile. The Board believes that improving base salary over time to more closely align it with median market base salary is essential in attracting and retaining the knowledge, skills, and top leadership talent required to achieve the long term strategic objectives of the Corporation. It is therefore the intent of the Board to increase levels of base salary over a reasonable period of time to more competitive levels as supported by both the performance of the bank and individual executives. As base salary is adjusted, target annual incentive award levels may be adjusted concurrently to maintain target total cash compensation at the 50th percentile of total cash market pay. This is intended to achieve a reasonable and competitive balance between base salary and annual incentive pay, without diminishing the strength of incentive pay in motivating executives to achieve financial results.

      The annual grant value of Long Term Incentive compensation (i.e., currently delivered in the form of equity awards) is targeted at levels that deliver competitive total direct compensation (i.e., annual cash compensation plus long term incentive compensation) in comparison to the Corporation's peer group (refer to benchmarking section of CD&A for discussion of peer group composition).

BENCHMARKING

      The Compensation Committee maintains competitive levels of total compensation for executive officers by applying market pay data and prevalence of practice information provided by the compensation consultant to the Committee. Market pay information is used by the Committee to establish and maintain target levels of total direct compensation and to determine the level of pay actually delivered to each named executive officer. Market pay data is applied in setting target levels of:

-     base salary;

-     total cash compensation (i.e., base salary plus annual incentive awards );
      and

- total direct compensation (i.e., total cash compensation plus targeted long term incentive compensation).

      The Committee also relies on prevalent market practices in assessing the competitiveness and appropriateness of perquisites, personal benefits, deferred compensation, and payments in connection with events that may trigger payments or benefits to executive officers such as a change-in-control.

      Market pay for executive positions is measured within both a defined peer group of commercial banks and the general commercial banking industry.

      The peer group market for the Corporation includes thirteen (13) financial institutions. The financial institutions included in the peer group are identified by an independent management consultant and reviewed by the Committee on an annual basis. Peer organizations are located within a multi-state geographic region near Monroe, Michigan, and are of comparable asset size and mix to the Corporation. The peer group composition for the current period includes:

          PEER COMPANY                        LOCATION          ASSET SIZE ($000)
---------------------------------------   -------------------   -----------------
First Financial Corp.                     Terre Haute, IN          2,175,998
First Indiana Corporation                 Indianapolis, IN         2,162,113
Macatawa Bank Corp.                       Holland, MI              2,074,816
Peoples Bancorp Inc.                      Marietta, OH             1,875,255
Mercantile Bank Corp.                     Grand Rapids, MI         2,067,268
Farmers Capital Bank Corp.                Frankfort, KY            1,824,366
MainSource Financial Group                Greensburg, IN           2,429,773
Lakeland Financial Corp.                  Warsaw, IN               1,836,706
Merchants & Manufacturers Bancorp, Inc.   New Berlin, WI           1,505,940
S.Y. Bancorp Inc.                         Louisville, KY           1,426,321
Oak Hill Financial                        Jackson, OH              1,275,635
Mercantile Bancorp, Inc.                  Quincy, IL               1,422,827
Centrue Financial Corp.                   Ottawa, IL               1,283,025

      The median asset size of $1,836,706 for this peer group is comparable to the $1,566,819 asset size of the Corporation at the time the peer group was determined. These peer companies remain in the peer group each year to maintain a stable and consistent market pay measure, with additions and deletions occurring when required to assure comparability to the Corporation.

      The independent compensation consultant to the Committee provides the Committee, on an annual basis, total direct compensation pay amounts delivered by the peer group to each named executive officer. The source of data applied in the market analysis is the annual proxy reports for each peer company. Market pay data is statistically summarized and presented for the CEO, CFO, and all other Executive Vice President level officers. Market pay data is summarized separately for base salary, total cash compensation, long term incentive compensation, and total direct compensation.

      The Committee also uses financial industry pay data provided by the independent consultant. This data is sourced from published management compensation surveys that report the level of base salary and total cash compensation paid to executives in like positions by commercial banks of comparable asset size.

      Market pay data from both the peer group and financial industry data sources are collectively a primary factor in the Committee's recommendations to the full Board on setting target levels of base salary, annual incentive awards, and long term incentive awards; and are taken into account along with performance in determining base pay increases.

ELEMENTS OF EXECUTIVE COMPENSATION

      The elements of total compensation delivered to all or certain named executive officers, including potential payments or benefits include:

      -     Base salary (refer to column (c) of Summary Compensation Table)

      - Annual incentive awards (refer to columns (d) and (g) of Summary Compensation Table)

      - Long Term Incentive Compensation in the form of Equity grants or awards (refer to columns (e) and (f) of Summary Compensation Table)

      - Perquisites and personal benefits (refer to Column (i) of Summary Compensation Table, and Payments or Benefits in Connection with Termination of Employment or Change-in-Control)

      -     Supplemental retirement benefits (refer to Pension table)

      - Severance and/or change-in-control agreements (refer to Payments or Benefits in Connection with Termination of Employment or Change-in-Control)

Base Salary

Base salary is delivered to executive officers at levels that are improving each year to more competitive levels. As discussed in the pay philosophy section, base salary is targeted at the median market base salary for each executive officer position. Market base salary is the primary determinant of base pay levels, with internal equity or pay relationships among officer positions a secondary consideration.

Base salary for each executive officer is reviewed annually and is subject to adjustment consistent with individual performance. Other factors that influence the amount of adjustment to base salaries are the budget made available bank-wide for base pay increases, and the need for market equity adjustments referenced in the pay philosophy section.

Annual Incentive Award

All named executive officers participate in an annual incentive pay plan that provides a cash award opportunity tied to the level of the corporation's Net Operating Income (NOI) for the fiscal year. The amount of the cash award payable under the plan is dependent on the level of NOI achieved compared to the Corporation's financial plan for the year. The objective of the plan is to place a meaningful portion of targeted cash compensation at risk, and to deliver reasonable and competitive awards to executive officers for achieving the income objectives set for the year.

Target annual incentive awards, expressed as a percentage of base salary, are established before the beginning of the fiscal year period for each executive officer. The target award amounts for the fiscal year are disclosed under column
(d) of the Grants of Plan-based Awards Table for each named executive officer. These award levels correspond to target levels of 75% of base salary for the CEO, and 40% of base salary for all other named executive officers. The target incentive award levels set for executive officers reflect the Board's executive pay objectives explained under the pay philosophy section.

The award funding schedule presented below for the fiscal year determines the level of cash award available for payment based upon the percentage of planned NOI actually achieved.

                                          AWARD SCHEDULE
ADJUSTED NOI   PERFORMANCE AGAINST PLAN    (% OF BASE)
------------   ------------------------   --------------
$27,303,398              120%                  175%
$26,848,342              118%                  168%
$26,393,285              116%                  160%
$25,938,228              114%                  153%
$25,483,172              112%                  145%
$25,028,115              110%                  138%
$24,576,059              108%                  130%
$24,118,002              106%                  123%
$23,662,945              104%                  115%
$23,207,889              102%                  108%
-----------              ---                   ---
$22,752,832              100%                  100%
-----------              ---                   ---
$22,297,775               98%                   93%
$21,842,719               96%                   87%
$21,387,662               94%                   80%
$20,932,605               92%                   73%
$20,447,549               90%                   67%
$20,022,492               88%                   60%
$19,567,436               86%                   53%
$19,339,907               85%                   50%

NOI is net operating income before bonus accrual and taxes.

For example, at planned NOI for the year of $22,752,832, 100% of the target awards would be paid to the executive officers. NOI for the fiscal year must be at least 85% of planned NOI before any award is payable. At 85% performance, 50% of the executive's target award is funded. Awards under the schedule are scaled proportionately for performance between 85% and 100% of planned NOI. The award schedule provides executives with the opportunity to earn incentive awards that are greater than their target awards with NOI performance above plan. There is no fixed award cap under the plan. Incentive awards funded for performance above planned NOI increase proportionately based on the relationship between awards paid at target NOI and 120% of planned NOI.

For the fiscal year period, NOI was 87.2% of plan resulting in a funded award level of 57.4%. NOI performance for the fiscal year, for purposes of funding a bonus award under the plan, excluded certain financial transactions that were the result of systemic economic factors beyond the direct control of management. These transactions related to the decline in certain real estate values leading to increases in loan loss reserves and adjustments to the value of certain real estate holdings. In determining NOI performance, the Board also did not take into account the financial impact of a sale of certain securities during the year, the timing of which was judged to be in the long term best interests of the Bank. The Board took this action, consistent with the intent of the plan, to reward management for operational performance under their control.

Beginning with fiscal year 2008, the incentive award under the plan will take into account both financial performance, as measured by NOI, and individual executive performance. Under the new plan design, 50% of the funded incentive award, based on NOI performance, will be paid to the executives without further adjustment. The remaining 50% of the funded award will be subject to adjustment based on individual performance. Each executive officer's performance on defined goals will be objectively rated at the end of the fiscal year based on a scale that provides for an adjusted incentive award equal to:

      - 50% of the funded award level for performance that meets minimum expectations,

      - 100% of the funded award level for performance that meets expectations, and

      - up to 120% of the funded award level for performance that exceeds expectations.

In the event that the level of adjusted awards in the aggregate for all executive officers exceeds the level of incentive awards funded by NOI performance, the Board will retain the discretion to pay the adjusted award or proportionately reduce the total adjusted awards to the funded award pool.

Long Term Incentive Compensation

The MBT Financial Corp. Long Term Incentive Compensation Plan (The Plan) was approved by shareholders in 2000. The plan was established to enable the Corporation to attract and retain future leadership talent and as a means of aligning the long term interests of executives with those of shareholders. The Plan allows the Committee to deliver equity based awards to selected senior officers. Prior to 2006, equity awards were delivered annually to selected executive and senior officers in the form of stock options. With the introduction of new accounting rules under FAS 123R that treated all forms of equity based awards under a common expense standard, the Committee adopted a new strategy beginning in 2006, of delivering equity grants in the form of both stock options and Performance Stock Units (PSU).

The grant of equity awards in the form of both stock options and PSUs strengthen the pay for performance linkage by rewarding both growth in the value of MBT Financial Corp. stock, and growth in profitability that drives shareholder value. The combined grant date fair value of these equity awards for the current year is disclosed in column (l) of the Grants of Plan-Based Awards table for each named executive officer. The grant date fair value, determined in accordance with FAS 123R, defines the compensation value of equity awards on the grant date of January 2, 2007. Approximately 65% of the aggregate grant date value of total 2007 equity awards is in the form of PSUs, with the remaining 35% representing stock options.

Stock Options

Stock options were granted during the year to named executive officers in the form of non-qualified options. Options are viewed as a direct link between compensation value realized by the executive from the option (i.e., difference between share price on exercise date and grant date fair market value of stock), and shareholder interests. The grant date for all stock options approved by the Board under The Plan has been consistently the first day of the fiscal year on which MBT Financial Corp. stock is traded on the exchange. The current fiscal year grant of options was approved by the Board on December 21, 2006, with a grant date of January 2, 2007.

The authorized terms and conditions of the option grant are covered under a written option agreement. All options were granted with an exercise price equal to the average of the highest and lowest selling price of the Corporation shares on the grant date. Other material terms and conditions of the grant are:

      - The right to exercise the option vests on a scaled basis over three years, with a third of the option shares incrementally vesting each year.

      - All options become immediately vested and subject to exercise upon the death, disability, change-in-control, or retirement (age 62) of the executive.

      - The right to exercise a vested option expires on the earlier of 10 years from the date of grant, one year from date of participant's termination of employment for reasons other than for cause, or termination for cause.

      - Options may be exercised by cash payment of exercise price, tendering previously acquired shares subject to holding requirements; or through a broker assisted transaction.

Performance Stock Units (PSUs)

PSU grants provide the recipient the right to receive a full-value share of MBT Financial Corp. stock for each unit granted, upon satisfaction of the performance conditions set forth under the grant agreement. This form of equity award was chosen by the Board for several reasons including: favorable accounting treatment under FAS 123R, direct linkage of pay to long term financial performance, use of fewer shares relative to comparable value of stock options, and retention of awarded shares by the executive when coupled with the share ownership and retention policy. Up to 100% of PSU grants made on January 2, 2007, along with any dividend equivalents become fully vested based upon Earnings Per Share (EPS) growth over a three year period ending on December 31, 2009, as follows:

                 Cumulative EPS
(Cumulative sum of EPS over 3 year period ending 12/31/09)   Percent of 2007 PSU Grant Vested
----------------------------------------------------------   --------------------------------
                $3.22 or greater                                             100%
                     $3.15                                                    90%
                     $3.09                                                    80%
                     $3.03                                                    70%
                     $2.97                                                    60%
                     $2.91                                                    50%
                  Below $2.91                                                  0%

The estimated range of future payout value of this PSU grant, based on MBT Financial Corp's. stock price on December 31, 2007, is disclosed in columns (f) and (h) under the Grants of Plan-Based Awards table.

The impact on vesting of outstanding PSUs in the event of the executive's death, disability, or retirement at or after age 62; or in the event of a change in control of the Corporation is explained under the Post Employment Compensation section of this proxy statement. The executive forfeits any potential vesting in awards in the event of voluntary termination of employment or termination for cause during the performance period.

Stock Ownership and Retention Policy

Consistent with the stated philosophy of aligning the interests of executives with those of shareholders, the Board believes that all executive officers should maintain a meaningful level of ownership in the Corporation's stock over their period of service. Under the current policy, a targeted share ownership level (number of shares) is established for each named executive officer. The targeted number of shares is subject to annual review and may be increased at the discretion of the Board. Named executive officers are expected to attain this ownership level within a minimum of five years from the inception of the policy which was 2006, and maintain this level during their period of executive officer service. Executive officers are expected to meet the share ownership targets from either equity based awards or purchase of shares on the open market. 100% of all shares awarded under the MBT Financial Corp. Long Term Incentive Compensation Plan, net of taxes due, are to be retained by the executive until the share ownership target is attained.

Upon attainment of the share ownership target, all future shares awarded under any equity grant are to be retained for a minimum of one year

Personal Benefits, Perquisites, and Supplemental Retirement Benefits

The Board provides a reasonable level of personal benefits, perquisites, and supplemental retirement benefits to one or more named executive officers to support the business interests of the bank, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers.

Personal benefits and perquisites provided to all named executive officers include club memberships and supplemental disability benefits. The aggregate value of perquisites and personal benefits, as defined under SEC rules, provided to each named executive officer is less than the reporting threshold value of $10,000. The named executive officers are also participants in the MBT Executive Officer Death Benefit Only Plan (DBO Plan). The DBO Plan provides a death benefit payable to the beneficiaries of the executive in the event of the executive's death during employment equal to two times salary. For all participating officers who satisfy minimum age and service requirements, a post retirement death benefit equal to one times salary is provided. While the stated death benefit of two times salary is the same as that provided to all employees of the Bank under its general group term life insurance coverage, the arrangement for executive officers under the DBO Plan, including all of the named executive officers, is structured as a general obligation of the Corporation and is not provided under the group term life insurance policy. Participants in the DBO Plan do not report taxable income associated with their benefit arrangement and the death benefit amount is increased in an amount necessary to pay all income taxes due on the benefit amount when it is paid to the participants' beneficiaries. The Corporation has purchased life insurance policies on the lives of all participants in the DBO Plan. Proceeds from such policies provide the sums necessary to pay the beneficiaries. The actual gross death benefit amounts payable under this plan are disclosed under Payments and Benefits in Connection with Termination or Change-in-Control. The amount of benefits paid from the supplemental disability benefit, and conditions for receipt of such benefits are also set forth under the Post Employment Compensation section of this proxy statement.

The Board entered into an agreement with Mr. Chaffin, President and CEO, that provides a Supplemental Retirement Benefit. This benefit was provided to Mr. Chaffin as an incentive to accept the position of CEO, and to establish a meaningful incentive for him to remain with the organization, thereby promoting continuity and stability of leadership. The level of benefit provided, material terms and conditions, and the present value of his accrued benefit under the plan at year-end is disclosed and explained under the Pension Benefits Table.

Severance or Change-in-Control Agreements

The Board entered into a change-in-control agreement with Mr. Chaffin (CEO) on July 30, 2001, severance agreements with Messrs. Myers, Morr, and Skibski January 26, 2006, and a severance agreement with Mr. McKelvey on May 11, 2007. These agreements are intended to provide fair treatment of executive officers and a reasonable amount of protection against loss of income and benefits in the event of termination without cause, or termination in connection with a change-in-control. These agreements also serve to promote the objectivity of executives in evaluating a potential change-in-control. Severance agreements entered into with named executive officers other than the CEO provide identical terms and conditions. The level of payments and benefits, and an explanation of the material terms and conditions are provided under the Payments and Benefits upon Termination or Change-in-Control.

TOTAL COMPENSATION PERSPECTIVE (INTERRELATIONSHIP OF PAY ELEMENTS)

The mix of total direct compensation (base salary, target annual incentive bonus, and target long term incentive compensation, expressed as a percent of total target direct compensation) for 2007, is summarized in the table below for the CEO and all other named executive officers:

    NAMED                                     TARGET LONG TERM
  EXECUTIVE                                      INCENTIVE       TOTAL DIRECT
   OFFICER       BASE SALARY   TARGET BONUS    COMPENSATION      COMPENSATION
--------------   -----------   ------------   ---------------    ------------
    CEO              46%            35%             19%              100%
All Other NEOs       59%            24%             17%              100%

Consistent with the Board's executive compensation philosophy, a significant percentage of total direct compensation is at risk with payments contingent on the short and long term performance of the Bank (i.e., 54% of total direct compensation at risk for CEO; and 41% at risk for all other named executive officers). The amount at risk for the CEO is greater than the amount at risk for all other named executive officers in recognition of the higher level of accountability held by the CEO for the performance of the Corporation.

Other important interrelationships between elements of total compensation are:

      - The annual incentive bonus plan and the long term incentive compensation plan both link pay opportunity to the profitability of the Corporation.

      - Awards of MBT Financial Corp. shares from vested Performance Stock Units are further tied to shareholder interests by the implementation during 2006 of the share ownership and retention policy.

      - The delivery of long term incentive compensation in the form of both PSUs and stock options reflects the balanced interest in rewarding performance that drives share value growth, and aligning the interests of executives with those of shareholders.

      - The value of stock awards and the Supplemental Executive Retirement Plan for the CEO collectively represents wealth accumulation that will be monitored by the Board to assure delivery of reasonable, fair, and competitive compensation that is aligned with the stated executive compensation philosophies.

      - Payments or benefits triggered by death, disability, termination without cause, or change-in-control share a common purpose of providing a reasonable and fair level of protection against loss of income or benefits in connection with events over which the executive has no control.

EXECUTIVE COMPENSATION DECISIONS IN 2007

Base Salary

All named executive officers received base salary increases effective January 1, 2007 as follows: Mr. Chaffin (4.0%); Mr. Skibski (4.4%); Mr. Myers (4.2%); Mr. Morr (3.0%); and Mr. McKelvey (3.9%). Refer to the Summary Compensation table for actual base salaries paid in 2007. The rates of increase in base salaries were based on a combination of factors including the overall budget set by the Corporation for pay increases; individual executive performance; and the intent of the Board referenced earlier in the Compensation Discussion and Analysis to increase base salary levels of executive officers to more competitive levels.

Role of Executive Officers in Determining Compensation

H. Douglas Chaffin, our President and Chief Executive Officer, recommends to the Committee base salary, target bonus levels, and long-term incentive grants for our executive officer group (other than himself). Mr. Chaffin makes these recommendations to the Committee based on guidelines provided by the Compensation Committee, and judgments regarding individual performance. Mr. Chaffin is not involved with any aspect of determining his own pay.

IMPACT OF ACCOUNTING AND TAX TREATMENTS OF COMPENSATION

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers. However, the Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Corporation with the benefit/value to the executive.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the corporation's chief executive officer and four other most highly paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exemptions in Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer's performance.

With the adoption of FAS 123R, we do not expect accounting treatment of differing forms of equity awards to vary significantly and, therefore, accounting treatment is not expected to have a material effect on the selection of forms of equity compensation in the future.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation committee is responsible for discharging the responsibilities of the board with respect to the compensation of our executive officers. The compensation committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the compensation committee may retain the services of a compensation consultant and consider recommendations from the chief executive officer with respect to goals and compensation of the other executive officers. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the compensation committee and recommended to the full board for ratification.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis (the "CD&A") for the year ended December 31, 2007 with management. In reliance on the reviews and discussions referred to above, the compensation committee recommended to the board, and the board has approved, that the CD&A be included in the proxy statement for the year ended December 31, 2007 for filing with the SEC.

By the Compensation Committee of the Board of Directors:

                                                COMPENSATION COMMITTEE
                                                Thomas M. Huner, Chair
                                                Peter H. Carlton
                                                Michael J. Miller
                                                Debra J. Shah
                                                Philip P. Swy

                  ADDITIONAL INFORMATION REGARDING COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                        CHANGE IN
                                                                      PENSION VALUE
                                                                           AND
                                                                       NONQUALIFIED
                                      STOCK   OPTION    NON-EQUITY       DEFERRED     ALL OTHER
   NAME AND                           AWARDS  AWARDS  INCENTIVE PLAN   COMPENSATION  COMPENSATION
  PRINCIPAL          SALARY   BONUS     ($)     ($)    COMPENSATION    EARNINGS ($)     ($)          TOTAL
   POSITION    YEAR    ($)     ($)     (#1)    (#2)         ($)            (#3)         (#4)          ($)
     (a)        (b)    (c)     (d)     (e)      (f)         (g)            (h)          (i)           (j)
-------------  ----  -------  -----  -------  ------  --------------  -------------  ------------  --------
H. Douglas
Chaffin
President &
Chief
Executive      2007  277,642    -       -     80,508      119,525         39,700         23,738     541,113
Officer (PEO)  2006  267,063    -       -     89,718         -            40,844         23,441     421,066

John L.
Skibski
EVP & Chief
Financial      2007  143,737    -       -     31,013      32,750            -            14,394     221,894
Officer (PFO)  2006  136,740    -       -     38,586         -              -            14,138     189,464

Thomas G.
Myers
EVP, Chief
Lending        2007  148,017    -       -     33,563      33,961            -            15,069     230,610
Manager        2006  142,012    -       -     42,896         -              -            14,895     199,803

James E. Morr
EVP, General
Counsel and
Chief Risk     2007  138,280    -       -     33,563      31,507            -            14,536     217,886
Officer        2006  133,324    -       -     42,896         -              -            14,397     190,617

Scott E.
McKelvey
EVP, Senior
Wealth
Management     2007  141,345    -       -     25,492      32,219            -            12,646     211,702
Officer        2006  127,260    -       -     31,636      15,000            -            13,144     187,040

Summary Compensation Table Footnotes:

----------
(1) Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R. Reported values are zero due to the absence of any vesting of performance stock units expected based on earnings per share growth during the fiscal year.

(2) Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R. This reported value represents the grant date value of all vested stock options that are attributed to the 2007 fiscal year period for financial statement reporting purposes.

(3) Reports increase in present value of Supplemental Executive Retirement Benefit accrual from 2006 to 2007. Refer to Pension Benefits table for explanation of benefit and disclosure of present value of accumulated benefit as of December 31, 2007.

(4) Includes contributions to the MBT Retirement Plan and certain life insurance premiums paid by the Corporation for the benefit of the Named Executive Officer to provide the benefit under the terms of the Death Benefit Only plan for certain executive officers.

Name                         Retirement Contributions($)  Life Insurance Premiums($)    Total ($)
----                         ---------------------------  --------------------------  ------------
H. Douglas Chaffin                  22,500                          1,238                23,738
John L. Skibski                     14,045                            349                14,394
Thomas G. Myers                     14,450                            619                15,069
James E. Morr                       13,511                          1,025                14,536
Scott E. McKelvey                   12,161                            485                12,646

Narrative Explanation to the Summary Compensation table

Named Executive Officers participate in an annual incentive plan that provides for awards tied to the profit performance of the Corporation during the fiscal year. The value of any awards paid is disclosed in column (g) of the summary compensation table. Refer to the compensation discussion and analysis for a complete explanation of the Plan and awards made under the Plan for the fiscal year.

The stock awards reported in column (e) of the Summary Compensation Table represent the value of Performance Stock Units granted to Named Executive Officers during the fiscal year. The vesting of this award depends on the cumulative growth in Earnings Per Share over a three year measurement period ending December 31, 2009. The range of award value that could vest is reported on the Grants of Plan Based Awards table in columns (f) and (h).

Mr. Chaffin participates in a supplemental retirement benefit plan. The increase in value for the fiscal year is reported in column (h) of the Summary Compensation Table. The full present value accrued through the end of the fiscal year is reported on the Pension Benefits Table in column (d). The value of Mr. Chaffin's accrued benefit becomes fully vested with continued service to April 2, 2009. The benefit structure is more fully explained with the Pension Table and in the Compensation Discussion & Analysis section of this proxy statement.

The named Executive Officers are participants in the MBT Retirement Plan. This plan is a qualified profit sharing, 401(k) plan. The employer contribution amounts for the fiscal year period for each named Executive Officer included in column (i) and reported under footnote number 4 of the Summary Compensation Table. Employer contributions under the Plan are structured as a percent of base salary up to statutory compensation limits. Employer contributions for the fiscal-year include Safe-Harbor contributions, matching contributions, and discretionary contributions, applied on a non-discriminatory basis for all Plan participants.

                           GRANTS OF PLAN-BASED AWARDS

                                                                                                   ALL
                                                                                                  OTHER
                                                                                      ALL OTHER   STOCK
                                                                                        STOCK     AWARDS:              GRANT
                                                                                       AWARDS:    NUMBER   EXERCISE    DATE
                                                                                      NUMBER OF     OF        OR       FAIR
                                                                                      SHARES OF SECURITIES   BASE    VALUE OF
                          DATE     ESTIMATED FUTURE PAYOUTS  ESTIMATED FUTURE PAYOUTS  STOCK OR   UNDER-     PRICE   STOCK &
                         EQUITY   UNDER NON-EQUITY INCENTIVE  UNDER EQUITY INCENTIVE    STOCK     LYING    OF OPTION  EQUITY
                         GRANT            PLAN AWARDS               PLAN AWARDS         UNITS    OPTIONS     AWARDS   AWARDS
                        APPROVED  -------------------------- ------------------------ --------- ---------- --------- --------
              GRANT     BY BOARD  THRESHOLD  TARGET  MAXIMUM THRESHOLD TARGET MAXIMUM                      ($/SHARE)   ($)
    NAME       DATE                  ($)      ($)      ($)      (#)     (#)     (#)      (#)       (#)       (#2)      (#3)
    (a)        (b)        (b)       ( c)      (d)      (e)      (f)     (g)     (h)      (i)       (j)        (k)      (l)
------------ --------- ---------- --------- ------- -------- --------- ------ ------- --------- ---------- --------- --------
H. Douglas
Chaffin
(PEO)                              104,116  208,232

H. Douglas
Chaffin      1/03/2006 12/22/2005                                1,200         6,000                                   97,440
(PEO)        1/02/2007 12/21/2006                                3,000         6,000                                   91,980

H. Douglas
Chaffin      1/03/2006 12/22/2005                                                                 15,500    $ 16.24    55,955
(PEO)        1/02/2007 12/21/2006                                                                 15,500    $ 15.33    42,780

John L.
Skibski
(PFO)                               28,528   57,056

John L.
Skibski      1/03/2006 12/22/2005                                  440         2,200                                   35,728
(PFO)        1/02/2007 12/21/2006                                1,100         2,200                                   33,726

John L.
Skibski      1/03/2006 12/22/2005                                                                  5,800    $ 16.24    20,938
(PFO)        1/02/2007 12/21/2006                                                                  5,800    $ 15.33    16,008

Thomas G.                           29,603   59,207
Myers

Thomas G.    1/03/2006 12/22/2005                                  440         2,200                                   35,728
Myers        1/02/2007 12/21/2006                                1,100         2,200                                   33,726

Thomas G.    1/03/2006 12/22/2005                                                                  5,800    $ 16.24    20,938
Myers        1/02/2007 12/21/2006                                                                  5,800    $ 15.33    16,008

James E.                            27,445   54,890
Morr

James E.     1/03/2006 12/22/2005                                  440         2,200                                   35,728
Morr         1/02/2007 12/21/2006                                1,100         2,200                                   33,726

James E.     1/03/2006 12/22/2005                                                                  5,800    $ 16.24    20,938
Morr         1/02/2007 12/21/2006                                                                  5,800    $ 15.33    16,008

Scott E.                            28,066   56,131
McKelvey

Scott E.     1/03/2006 12/22/2005                                  400         2,000                                   32,480
McKelvey     1/02/2007 12/21/2006                                1,000         2,000                                   30,660

Scott E.     1/03/2006 12/22/2005                                                                  4,800    $ 16.24    17,328
McKelvey     1/02/2007 12/21/2006                                                                  4,800    $ 15.33    13,248

----------
(2) Exercise price is the average of the lowest and highest grant date selling price on the exchange, as provided for under the MBT Financial Corp. Long-Term Incentive Compensation Plan.

(3) Reflects grant date fair value of performance stock units and stock options, computed in accordance with FAS 123R. Refer to financial statements for assumptions applied in valuation of Equity Awards.

Narrative Explanation to the Grants of Plan Based Award table

Named Executive Officers participate in an annual incentive bonus plan that provides a cash award tied to Net Operating Income, adjusted for income taxes and bonus amounts (Adjusted NOI). The award amounts reported in column (d) of the Grants of Plan-Based Award table are set prior to the beginning of the fiscal year and are paid under the plan if the Corporation earns the targeted level of Adjusted NOI. The awards reported in column (c) of the table are paid if the threshold or minimum level of Adjusted NOI performance is achieved. No awards are payable under the plan if profit falls below the established performance threshold. A fixed award schedule defines the level of bonus awards paid for levels of Adjusted NOI between threshold and target performance levels, and for profit performance above the target. There is no defined award cap under the plan, and therefore no award value reported in the maximum column (e). Bonus awards earned for performance above target level increase proportionately based on the defined relationship between awards paid and Adjusted NOI above target. Refer to the Annual Incentive Bonus section of the Compensation Discussion and Analysis section of this proxy statement for a complete description of the annual incentive plan.

The grant date for all equity awards is the first day of the fiscal year on which MBT stock is traded, unless otherwise determined by Board. The date of grant for fiscal year 2007 awards was January 2, 2007. The Board approved these equity grants and the related terms and conditions on December 21, 2006. Equity grants were delivered in the form of non-qualified stock options, and Performance Stock Units as provided for under the MBT Financial Corp. Long-Term Incentive Plan.

Payouts under the Performance Stock Unit award disclosed in columns (f) through
(h) are conditioned on the cumulative growth in earnings per share over a three year vesting period ending December 31, 2009. Each Performance Stock Unit is equivalent in value to a share of MBT Financial Corp. common shares. Cumulative earnings per share over the three year vesting period must be at least $2.91 to vest in the threshold level of units awarded on the grant date (i.e., refer to column (f)), representing 50% of the number of units awarded on the grant date. Cumulative earnings per share over the three year vesting period must be at least $3.22 per share to vest in the maximum number of units awarded on the grant date (refer to column (h), representing 100% of the units granted on date of grant. Cumulative earnings per share between $2.91 and $3.22 over the three year performance period correspond to scheduled levels of vesting between 50% and 100%. Dividend equivalent units accrue during the three year performance period in proportion to actual dividends declared on MBT Financial Corp stock, and are subject to the same performance vesting conditions applied to units awarded on the date of grant. All vested performance stock units and dividend equivalent units are paid in the form of MBT Financial Corp. common shares at the end of the performance period.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        (a)              (b)          ( c )           (d)        (e)            (f)          (g)     (h)      (i)          (j)
                                                Option Awards                                           Stock Awards
-----------------------------------------------------------------------------------------  ---------------------------------------
                                                                                                                          EQUITY
                                                                                                              EQUITY     INCENTIVE
                                                                                                            INCENTIVE      PLAN
                                                                                                               PLAN       AWARDS:
                                                                                                             AWARDS:      MARKET
                                                                                                    MARKET    NUMBER        OR
                                                                                           NUMBER   VALUE       OF        PAYOUT
                                                                                             OF       OF     UNEARNED    VALUE OF
                                                    EQUITY                                 SHARES   SHARES   SHARES,     UNEARNED
                                                  INCENTIVE                                  OR       OR      UNITS       SHARES,
                                                     PLAN                                   UNITS   UNITS       OR       UNITS OR
                      NUMBER OF     NUMBER OF      AWARDS:                                   OF       OF      OTHER        OTHER
                     SECURITIES    SECURITIES     NUMBER OF                                 STOCK   STOCK     RIGHTS      RIGHTS
                     UNDERLYING    UNDERLYING     SECURITIES                                THAT     THAT      THAT        THAT
                     UNEXERCISED   UNEXERCISED    UNDERLYING     OPTION                     HAVE     HAVE      HAVE      HAVE NOT
                       OPTIONS     OPTIONS (#)   UNEXERCISED    EXERCISE       OPTION        NOT     NOT       NOT        VESTED
                         (#)      UNEXERCISABLE    UNEARNED       PRICE      EXPIRATION    VESTED   VESTED    VESTED        ($)
     NAME            EXERCISABLE      (#1)       OPTIONS (#)       ($)          DATE         (#)     ($)       (#)         (#2)
------------------  ------------  -------------  ------------  -----------  -------------  -------  ------  ----------  -----------
H. Douglas Chaffin       19,000            -              -        13.20        1/2/2013
(PEO)                    20,000            -              -        16.69        1/2/2014
                         28,000            -              -        23.40        1/3/2015                        4,200    $   37,044
                         10,333        5,167              -        16.24        1/3/2016
                          5,167       10,333              -        15.33        1/3/2017

John L. Skibski           1,000            -              -        13.85        1/2/2012
(PFO)                     2,334            -              -        13.20        1/2/2013
                         11,000            -              -        16.69        1/2/2014
                         11,000            -              -        23.40        1/3/2015                        1,540    $   13,583
                          3,867        1,933              -        16.24        1/3/2016
                          1,934        3,866              -        15.33        1/3/2017

Thomas G. Myers           9,500            -              -        13.20        1/2/2013
                         12,500            -              -        16.69        1/2/2014
                         12,500            -              -        23.40        1/3/2015                        1,540    $   13,583
                          3,867        1,933              -        16.24        1/3/2016
                          1,934        3,866              -        15.33        1/3/2017

James E. Morr            19,600            -              -       18.125       6/30/2010
                          4,500            -              -        13.85        1/2/2012
                          5,500            -              -        13.20        1/2/2013
                         12,500            -              -        16.69        1/2/2014                        1,540    $   13,583
                         12,500            -              -        23.40        1/3/2015
                          3,867        1,933              -        16.24        1/3/2016
                          1,934        3,866              -        15.33        1/3/2017

Scott E. McKelvey         8,334            -              -         13.2        1/2/2013
                          9,000            -              -        16.69        1/2/2014
                          9,000            -              -        23.40        1/3/2015                        1,400    $   12,348
                          3,200        1,600              -        16.24        1/3/2016
                          1,600        3,200              -        15.33        1/3/2017

----------
(1) Vesting dates for reported unexercisable shares are: All reported options expiring on 1/3/2016 become fully vested on 12/31/2008. With respect to reported options expiring on 1/3/2017: 5,167 options held by Mr. Chaffin become fully vested on 12/31/2008 and 5,166 become fully vested on 12/31/2009; 1,933 options held by Messrs. Skibski, Myers, and Morr become fully vested on 12/31/2008, and 1,933 options held by Messrs. Skibski, Myers, and Morr become fully vested on 12/31/2009; 1,600 options held by Mr. McKelvey become fully vested on 12/31/2008 and 1,600 options held by Mr. McKelvey become fully vested on 12/31/2009.

(2) Market value based on closing market price of MBT Financial Corp. stock on December 29, 2007, of $8.82, and threshold vesting level.

                        OPTION EXERCISES AND STOCK VESTED

             (a)                      (b)                  (c )               (d)                (e)
                                            Option Awards                           Stock Awards
----------------------------  -----------------------------------------  ----------------------------------
                                 NUMBER OF                                   NUMBER OF
                                  SHARES                                      SHARES            VALUE
                                ACQUIRED ON         VALUE REALIZED ON       ACQUIRED ON      REALIZED ON
            NAME                EXERCISE (#)           EXERCISE ($)         VESTING (#)      VESTING ($)
----------------------------  ------------------  ---------------------  ---------------  -----------------
H. Douglas Chaffin (PEO)               -                     -                   -                -
John L. Skibski (PFO)                  -                     -                   -                -
Thomas G. Myers                        -                     -                   -                -
James E. Morr                          -                     -                   -                -
Scott E. McKelvey                      -                     -                   -                -

                                PENSION BENEFITS

            (a)                         (b)                     (c )              (d)              (e)
----------------------------  --------------------------  -----------------  ---------------  -------------
                                                                              PRESENT VALUE     PAYMENTS
                                                           NUMBER OF YEARS        OF           DURING LAST
                                                          CREDITED SERVICE    ACCUMULATED      FISCAL YEAR
            NAME                     PLAN NAME                   (#)           BENEFIT ($)         ($)
----------------------------  --------------------------  -----------------  ---------------  -------------
                                 Monroe Bank & Trust
H. Douglas Chaffin (PEO)       Supplemental Executive
                                Retirement Agreement            n/a           $  168,373           -

----------
(1) Reports the present value of Mr. Chaffin's unvested benefit accrued under the plan as of the end of the fiscal year period, based upon the his 2007 base salary and projected benefit offset values at age 65. Actuarial assumptions applied in determining this value include the 1994 GAR mortality table, current Social Security Law and related index factor assumptions, and an interest rate of 6%. This value is approximately 36% of the full benefit accrual otherwise payable with continued service to age 65, and based on current fiscal year pay and projected benefit offset values at 65.

Narrative Explanation to the Pension Table

The Corporation has established The Monroe Bank & Trust Supplemental Executive Retirement Agreement (SERP) for the benefit of Mr. Chaffin. The SERP provides for payment of a supplemental retirement benefit payable at age 65 equal to 65% of the executive's annual base salary at retirement reduced by 50% of the executive's Primary Social Security Benefit and the life annuity value of accumulated employer contributions at age 65 in the executive's account balance under the Monroe Bank Retirement Plan. The resulting annual benefit amount is converted to 12 equal monthly amounts and paid monthly for 120 months commencing at age 65. The executive's annual benefit at normal retirement age (65) is projected to be $132,663, based on current fiscal year compensation and continued service to normal retirement age. The agreement further provides for an early termination benefit equal to a portion of the full accrued benefit value determined at the early termination date and otherwise payable at age 65. The value of the executive's vested accrued benefit at early termination is payable in the form of 120 equal monthly installments commencing at age 60, if termination is before age 60, or upon termination after age 60. The executive becomes fully vested in his accrued benefit with continued service as the PEO to April 2, 2009. If the executive were to terminate employment at his vesting date, he is projected to be vested in approximately 43% of the full benefit accrual otherwise payable with continued service to age 65, taking into account pay and the benefit offset amounts valued at termination of employment.

                          POST-EMPLOYMENT COMPENSATION

We have summarized below the payments that would be made to each of our named executive officers upon their termination of employment or upon a change in control as follows:

PAYMENTS OR BENEFITS UPON TERMINATION OF EMPLOYMENT IN CONNECTION WITH A CHANGE-IN-CONTROL

The Corporation has entered into certain severance or change-in-control agreements with its named executive officers.

H. Douglas Chaffin Change in Control Agreement

The Corporation has entered into a Change in Control Agreement with Mr. Chaffin, the Corporation's Chief Executive Officer. Table 1 below describes the potential payments upon termination of Mr. Chaffin's employment in connection with a change in control. The Corporation has not entered into any other agreements with Mr. Chaffin which would provide for payment of severance benefits unless a change in control event occurs.

The terms of the Change in Control Agreement provide that in the event of a change in control of the Corporation as defined in the agreement, Mr. Chaffin is entitled to a severance payment in the event of his termination, without cause, equal to his annual compensation, which is defined to include his then current salary plus his previous year's cash bonus. The severance payment is also payable in the event of his involuntary termination of employment or demotion within two years of the change in control, or his voluntary termination during the period beginning six months following the change in control and ending nine months after the change in control. In addition, Mr. Chaffin is entitled under the terms of the agreement to receive certain health, disability, dental, life insurance and other benefits for a one-year period following a change in control.

Mr. Chaffin's Change in Control Agreement provides for the reimbursement of certain excise taxes imposed upon payments received by Mr. Chaffin, which are deemed "excess parachute" payments under the provisions of Section 280G of the Internal Revenue Code. In the event such payments are deemed excess parachute payments, then the amount of the payment is increased in an amount sufficient to eliminate any excise tax imposed under Section 4999 of the Internal Revenue Code and otherwise payable by Mr. Chaffin.

TABLE I - PAYMENTS TO MR. CHAFFIN IN CONNECTION WITH A CHANGE-IN-CONTROL (1)

                                                                                    H. DOUGLAS
                                                                                     CHAFFIN
                                                                                  -------------
CASH COMPENSATION: (2)
   Base Salary                                                                      $   277,642
   Non-Equity Incentive Plan Compensation                                           $         0

LONG-TERM INCENTIVE AWARDS: (3)
   Stock Options/SARs
     Unvested and Accelerated Vesting (4)                                           $         0
   Performance Stock Units (5)
     * 2006-08 (performance period)                                                 $    52,920
     * 2007-09 (performance period)                                                 $    52,920

CONTINUATION OF WELFARE BENEFIT COVERAGE AND PERQUISITES
   Post-termination Health Care (6)                                                 $    10,266
   Post-termination Dental (6)                                                      $       546
   Post-termination Disability (6)                                                  $     3,408
   Post-termination Life Insurance and AD&D (6)                                     $        60
   Outplacement Services (7)                                                        $    10,000
   Club Membership (8)                                                              $     4,740
                                                                                    -----------

TOTAL                                                                               $   412,502
                                                                                    ===========

----------
(1) Change in Control event assumed to occur on December 31, 2007 for disclosure purposes. Fiscal-year-end base salary is $277,642. Cash bonus awarded for the last whole calendar year preceding the executive's termination of employment is $0.

(2) Change-in-Control agreement provides for cash payment equal to one times base salary plus the total cash bonuses for the last whole calendar year preceding termination of employment for payment triggering events including (i) termination of executive without cause or voluntary resignation of executive for specified reasons within two years after a Change-in-Control with specified reasons including a) demotion, b) reduction in compensation, c) transfer away from principal place of employment of Monroe County, Michigan, or a county contiguous thereto, or
      d) material reduction of job title, status or responsibility; or (ii) voluntary termination of employment not earlier than six months and not later than nine months following a Change-in-Control of the Corporation, or (iii) discharge of executive other than for cause and there is a Change-in-Control within two years following the date of discharge.

(3) The price per share of the Corporation's stock on December 31, 2007 is $8.82 per share. Only incremental value of equity awards attributed to payment events is reported.

(4) Vesting of outstanding unvested stock options is accelerated upon a Change-in-Control assumed to be December 31, 2007 for disclosure purposes. Realizable value is equal to the difference between the December 31, 2007 per share price and the exercise price for stock options with accelerated vesting, multiplied by the number of option shares vested upon change-in-control event. Realizable value is reported as $0 given that the December 31, 2007 share price is below the exercise price of all applicable option shares.

(5) Change-in-control agreement provides that all outstanding Performance Stock Units become immediately vested upon a Change-in-Control. Value realized is equal to the total number of Performance Stock Units with accelerated vesting multiplied by the December 31, 2007 per share value of $8.82.

(6) Change-in-control agreement provides for the continuation of referenced benefits with the full cost of benefits paid by the Corporation for a 12 month period following the Executive's termination of employment in connection with a Change-in-Control. Cost is based on policy rates in effect at December 31, 2007.

(7) Change-in-control agreement provides for 6 months of out-placement services following termination of employment in connection with a Change-in-Control. Reported cost is estimate.

(8) Change-in-control agreement provides for cash payment to executive equal to 12 month cost of current club membership.

Other Named Executive Officers - Separation and Change in Control Agreements

The Corporation has entered into identical agreements with Messrs. McKelvey, Morr, Myers, and Skibski providing for certain severance payments following termination of employment other than for cause. Table 2 describes the potential payments upon involuntary not for cause termination or good reason resignation as defined in each of the agreements. Table 3 describes the potential payments in connection with a change-in-control termination.

The agreements for the other named executive offices provide that in the event such payments are deemed excess parachute payments, then the amount of the payments provided for in the agreement for each executive will be reduced in an amount which eliminates any and all excise tax to be imposed under Section 4999 of the Internal Revenue Code.

Involuntary Not For Cause Termination or Good Reason Resignation. In the event the Corporation terminates the employment of any of the named executive officers, without cause, prior to a "change in control," as that term is defined in each of the agreements, the executive is entitled to receive as severance pay one year of his base salary. Under the terms of the agreements, 50% of the severance payment is disbursed in a lump sum upon termination, with the remaining amount payable over the twelve months immediately following termination. In addition, the Corporation is obligated to pay the COBRA premiums for the continuation of healthcare benefits for the executive and his eligible dependants for the twelve month period following termination of employment.

TABLE 2

PAYMENTS IN CONNECTION WITH INVOLUNTARY NOT FOR CAUSE TERMINATION OR GOOD REASON RESIGNATION(1)

                                         THOMAS G.        JAMES E.        JOHN L.       SCOTT E.
                                          MYERS            MORR          SKIBSKI        MCKELVEY
                                      --------------   ------------   ------------   ------------
CASH COMPENSATION:
   Base Salary (2)                      $  147,912      $  137,224     $  142,640     $  141,000
   Short-term Incentive (3)             No Payment      No Payment     No Payment     No Payment

LONG-TERM INCENTIVE AWARDS: (4)
   Stock Options
     Unvested and Accelerated (5)       No Payment      No Payment     No Payment     No Payment
   Performance Stock Units (6)
     * 2006-08 (performance period)     No Payment      No Payment     No Payment     No Payment

CONTINUATION OF WELFARE BENEFITS

   Post-termination Health Care (7)     $   13,266      $        0     $   10,354     $   15,456
   Post-termination Dental (7)          $      995      $        0     $      995     $      995
                                      --------------   ------------   ------------   ------------

TOTAL                                   $  162,173      $  137,224     $  153,989     $  157,451
                                      ==============   ============   ============   ============

----------
(1) Severance agreement provides for severance payment equal to one times base salary. Assumes Executive has either (i) been discharged without Cause, or
      (ii) has resigned within 90 days of an event constituting Good Reason which shall mean a) material reduction in job, b) reduction in base salary, or c) receipt of Notice of Non-renewal of separation agreement, and such event is prior to a Change in Control. Amount of payments are reduced to extent necessary to eliminate any excise tax imposed under IRC
      Section 4999.

(2) Payment triggering events are assumed to occur on December 31, 2007. Base salary at fiscal-year-end for each Messrs. Myers, Morr, Skibski and McKelvey are $147,912; $137,224, $142,640, and $141,000 respectively.

(3)   Agreement does not provide for short-term incentive severance payment.

(4) The price per share of the Corporation's stock on the assumed payment triggering date of December 31, 2007 is $8.82 per share. Only incremental value of awards attributed to triggering events are reported.

(5)   No acceleration of outstanding unvested stock options occurs.

(6)   No acceleration of outstanding unvested performance stock units occurs.

(7) Agreement provides for the continuation of health care benefits with the full cost of benefits paid by the Corporation for the 12 month period following the executive's termination of employment. Cost is computed based on policy rates in effect at December 31, 2007.

Involuntary Termination or Good Reason Resignation in Connection with Change in Control. In the event the Corporation terminates the employment of the named executive officer, without cause, within one year after a change in control, the executive is entitled to severance payment equal to one year of his base salary, plus an amount equal to his average annual cash bonus for the prior three year period. Under the terms of the agreements, the entire severance payment is due within ten days after the executive's termination.

TABLE 3

PAYMENTS IN CONNECTION WITH INVOLUNTARY TERMINATION OR GOOD REASON RESIGNATION WITHIN ONE YEAR FOLLOWING CHANGE IN CONTROL (1)

                                       THOMAS G.    JAMES E.    JOHN L.     SCOTT E.
                                         MYERS       MORR       SKIBSKI     MCKELVEY
                                       ---------   ---------   ---------   ---------
CASH COMPENSATION:
   Base Salary (2)                     $ 147,912   $ 137,224   $ 142,640   $ 141,000
   Short-term Incentive (3)            $  15,903   $  15,865   $  14,063   $  23,760

LONG-TERM INCENTIVE AWARDS: (4)
   Stock Options

      Unvested and Accelerated (5)     $       0   $       0   $       0   $       0

   Performance Stock Units (6)
      * 2006-08 (performance period)   $  19,404   $  19,404   $  19,404   $  17,640
      * 2007-09 (performance period)   $  19,404   $  19,404   $  19,404   $  17,640

CONTINUATION OF WELFARE BENEFITS

   Post-termination Health Care (7)    $  13,266   $       0   $  10,354   $  15,456

   Post-termination Dental (7)              $995   $       0   $     995   $     995
                                       ---------   ---------   ---------   ---------
TOTAL                                  $ 216,884   $ 191,897   $ 206,860   $ 216,491
                                       =========   =========   =========   =========

----------

(1) Severance agreement provides for severance payment equal to one times base salary plus the average annual cash bonus received during the prior three year period. Assumes Executive has either (i) been discharged without Cause, or (ii) has resigned within 90 days of an event constituting Good Reason which shall mean a) material reduction in job, b) reduction in base salary, or c) receipt of Notice of Non-renewal of separation agreement, and such event is within one year following a Change in Control as defined in the agreement. Amount of payments are reduced to extent necessary to eliminate any excise tax imposed under IRC Section 4999.

(2) Payment triggering events are assumed to occur on December 31, 2007. Base salary at fiscal-year-end for each Messrs. Myers, Morr, Skibski and McKelvey are $147,912; $137,224, $142,640, and $141,000 respectively.

(3) Average annual cash bonus for the three year period ending 12/31/06 for Messrs. Myers, Morr, Skibski, and McKelvey were $15,903, $15,865, $14,063, and $23,760 respectively.

(4) The price per share of the Corporation's stock on the assumed payment triggering date of December 31, 2007 is $8.82 per share. Only incremental value of awards attributed to triggering events are reported.

(5) Vesting of outstanding unvested stock options is accelerated upon a Change-in-Control assumed to be December 31, 2007 for disclosure purposes. Realizable value is equal to the difference between the December 31, 2007 per share price and the exercise price for stock options with accelerated vesting, multiplied by the number of option shares vested upon change-in-control event. Realizable value reported is $0 given that the December 31, 2007 share price is below the exercise price of all applicable option shares.

(6) Agreement provides that all outstanding PSUs become immediately vested upon a change-in-control. Value realized is equal to the total number of Performance Stock Units with vesting accelerated multiplied by December 31, 2007 per share value of $8.82

(7) Agreement provides for the continuation of health care benefits with the full cost of benefits paid by the Corporation for the 12 month period following the executive's termination of employment. Cost is computed based on policy rates in effect at December 31, 2007.

Material Terms of Agreements

The following additional terms apply to both Mr. Chaffin's Change in Control Agreement and the Separation and Change in Control Agreements with the other named executive officers.

Confidentiality, Non-competition and Non-solicitation Agreements. While employed by the Corporation and for a period of one year following the executive's termination of employment for any reason, the executive shall be bound by the terms of a confidentiality, non-solicitation, and non-competition agreement which prohibits the executive, without prior written consent of the Corporation, from rendering services directly or indirectly, as an employee, officer, director, consultant, advisor, partner, or otherwise, for any organization or enterprise which competes directly or indirectly with the business of the Corporation in providing financial products or services to consumers or businesses in Monroe County, Michigan and its contiguous counties and municipalities.

Termination for Cause. The executives will be entitled to certain benefits as described in the tables above if the executive's employment is terminated by the Corporation for reasons other than for cause. A termination is for cause if it is for any of the following reasons: (i) the executive's criminal dishonesty,
(ii) the executive's refusal to perform his duties on an exclusive and substantially full-time basis, (iii) executive's refusal to act in accordance with any specific substantive instructions given by the Corporation with respect the executive's performance of duties normally associated with his position prior to a Change in Control, or (iv) the executive's engaging in conduct which could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation.

Definition of a Change in Control. We have defined a Change in Control under Mr. Chaffin's Change in Control Agreement and the Separation and Change in Control Agreements covering our other named executive officers as an event that is a:
(i) Change in Ownership, ii) Change in Effective Control, or iii) Change in Ownership of a Substantial Portion of Assets.

      Change in Ownership. A change in ownership of the corporation occurs when one person or a group acquires stock that combined with stock previously owned, controls more than 50% of the value or voting power of the stock of the corporation.

      Change in Effective Control. A change in effective control occurs on the date that, during any 12-month period, either (x) any person or group acquires stock possessing 35% of the voting power of the corporation, or
      (y) the majority of the board is replaced by persons whose appointment or election is not endorsed by a majority of the board.

      Change in Ownership of a Substantial Portion of Assets. A change in ownership of a substantial portion of the assets occurs on the date that a person or a group acquires, during any 12-month period, assets of the corporation having a total gross fair market value equal to 40% or more of the total gross fair market value of all of the corporation's assets.

Acceleration of Vesting - Equity Acceleration. In the event of Change in Control of the Corporation, as defined under the MBT Financial Corporation Long-Term Incentive Compensation Plan, all unvested stock options and performance stock units (PSUs) granted under the plan shall become immediately and unconditionally vested.

PAYMENTS OR BENEFITS MADE UPON TERMINATION DUE TO RETIREMENT

Retiree Medical Coverage

Upon retirement, executive officers named on the Summary Compensation Table who have attained the age of 55 with at least 5 years of service, and who are covered under a medical plan offered by the Corporation at retirement, may participate in the retiree medical plan provided by the Corporation. Employees below the Senior Vice President level may also participate in the retiree medical plan if they are at least age 55, and their age plus years of service is at least 80. All eligible employees of the Corporation participate in the same retiree medical benefits plan insured through BlueCross/BlueShield. The Corporation pays the full cost of coverage for the retiree up to a capped amount (i.e., the current monthly premium cost for under age 65 employee coverage of $393.02 is above the cap amount of $375.22). The retiree must pay the full premium cost of coverage for a spouse. Upon attainment of age 65, benefits provided under the plan coordinate with Medicare, with Medicare becoming the primary payor, and the plan becoming the secondary payor.

As of December 31, 2007, Mr. Morr is the only named executive officer who would meet the minimum age and service requirements for participation in the plan. Had Mr. Morr retired on December 31, 2007, assuming he had active employee medical coverage in force at retirement, the Corporation would have paid an annual premium of $4,503 for his coverage. The portion of the total FAS 106 expense attributed to each of the named executive officers during 2007, for financial statement reporting purposes are:

NAMED EXECUTIVE OFFICER    FAS106 EXPENSE ($)
-----------------------    ------------------
Mr. Chaffin                        540
Mr. Skibski                        457
Mr. Myers                          972
Mr. Morr                         2,381
Mr. McKelvey                       710

Accelerated Vesting of Equity Awards

Upon termination of employment on or after attainment of age 62, the Performance Stock Unit Agreement provides that the participant's unvested Performance Stock Units, outstanding at retirement, will remain subject to the applicable performance vesting schedule, but the amount of any earned award of shares will be reduced in proportion to the number of months the participant was actively employed during the performance period.

PAYMENTS OR BENEFITS AT TERMINATION DUE TO DISABILITY

Benefit payments from supplemental disability policy

All named executive officers are covered under a supplemental disability policy written by Metropolitan Life. This policy provides for payment of a disability benefit in the event of total disability as defined under the policy. Benefit payments from this policy are in addition to any disability benefit payable under the group long term disability plan covering all employees of the Corporation. Monthly total disability benefit payments to named executive officers in the event of disability as of December 31, 2007 are disclosed below. In addition to the total disability benefit reported below, named executive officers may also become eligible for a Catastrophic Disability Benefit in the event of catastrophic disability as defined under the policy (e.g., loss of sight in both eyes):

                                MONTHLY             MONTHLY CATASTROPHIC
NAMED EXECUTIVE OFFICER   DISABILITY BENEFIT ($)   DISABILITY BENEFIT ($)
-----------------------   ----------------------   ----------------------
Mr. Chaffin                       5,000                    8,000
Mr. Skibski                       3,550                    2,250
Mr. Myers                         3,850                    2,550
Mr. Morr                          3,350                    2,550
Mr. McKelvey                      2,950                    2,400

Accelerated Vesting of Equity Awards

In the event of disability as defined under the MBT Long Term Incentive Compensation Plan (i.e., permanent and total disability as defined under IRC
Section 22(e)(3)), all outstanding unvested stock options become fully vested and subject to exercise. At December 31, 2007, the stock price was less than the exercise price of all outstanding, unvested options; therefore, there is no realizable value associated with these stock options held by named executive officers at this year-end date. An assumption is made for purposes of this disclosure that the executive officer's employment would cease upon becoming totally and permanently disabled.

Related to the same disability condition, the Performance Stock Unit Agreement provides that the participant's unvested Performance Stock Units, outstanding at date of disability, will remain subject to the applicable performance vesting schedule, but the amount of any earned award of shares will be reduced proportionate to the number of months the participant was actively employed during the performance period. With respect to unvested Performance Stock Units as of December 31, 2007, no awards are expected to be made given the Corporation's financial performance.

PAYMENTS OR BENEFITS AT TERMINATION DUE TO DEATH OF EXECUTIVE OFFICER DURING EMPLOYMENT PERIOD

Death Benefits

Under the terms of the MBT Executive Officer Death Benefit Only Plan (DBO Plan) all named executive officers are eligible for a death benefit in the event of death while employed as an executive officer of the Corporation. The death benefit is payable to the executive officer's named beneficiary. The death benefit amount is equal to two times the executive officer's base salary at death, plus an amount equal to a tax gross-up (i.e., tax rate of 39% assumed for disclosure purposes) on this death benefit. A tax gross-up amount is paid because the death benefits are fully taxable benefit payments made from the general assets of the Corporation. The total death benefit payments to beneficiaries of named executive officers, assuming a December 31, 2007 payment trigger date, are:

NEO                    Death Benefit ($)
-----------------      -----------------
Mr. Chaffin               1,811,941(1)
Mr. Skibski                 385,705
Mr. Myers                   402,990
Mr. Morr                    367,948
Mr. McKelvey                380,328

----------

(1) Mr. Chaffin's death benefits reflect his benefits under both the Executive Officer Death Benefit Only Plan and the Director Death Benefit Only program.

The cost of the insurance attributable to providing this death benefit protection is reflected in all other compensation column (i) of the Summary Compensation Table.

The referenced death benefit payments are paid from the general assets of the Corporation in accordance with death-benefit-only agreements between the Corporation and each named executive officer. The Corporation has insurance policies in place on the lives of each named executive officer, with the bank named as the beneficiary. Proceeds from these policies serve to reimburse the bank for all death benefit payments made to the executive officer's beneficiary.

In addition to the death benefit payments referenced in the table above, Mr. Chaffin's beneficiary will receive his full accrued benefit under the Supplemental Executive Retirement Plan at the date of death, unreduced for early termination before normal retirement age. Assuming a payment trigger date of December 31, 2007, the benefit payment under this plan would be $467,959. This benefit payment would be made from proceeds from a Split Dollar Endorsement attached to certain insurance policies held by the Corporation on the life of Mr. Chaffin. This agreement was entered into between Mr. Chaffin and Monroe Bank & Trust on July 1, 2003, which is the effective date of the Supplemental Executive Retirement Plan. The pension table under column (d) discloses a present value of accumulated benefit amount of $168,373. This amount is lower than the full benefit accrual amount above because it reflects the impact of early termination before attainment of normal retirement age of 65.

Accelerated Vesting of Equity Awards

In the event of death while employed, all outstanding unvested stock options become fully vested and subject to exercise. At December 31, 2007, the stock price was less than the exercise price of all outstanding, unvested options; therefore, there is no realizable value associated with these stock options held by named executive officers at this year-end date.

Related to the same event, the Performance Stock Unit Agreement provides that the participant's unvested Performance Stock Units, outstanding upon death, will remain subject to the applicable performance vesting schedule, but the amount of any earned award of shares will be reduced proportionate to the number of months the participant was actively employed during the performance period. With respect to unvested Performance Stock Units as of December 31, 2007, no awards are expected to be made given the Corporation's financial performance.

PAYMENTS OR BENEFITS AT TERMINATION DUE TO DEATH OF EXECUTIVE OFFICER AFTER TERMINATION OF EMPLOYMENT

Death Benefits

Under the terms of the MBT Executive Officer Death Benefit Only Plan (DBO Plan) all named executive officers are eligible for a death benefit after termination of employment upon attainment of at least age 55 with at least five year of service, or upon termination of employment due to disability as defined under the group long term disability plan. Upon the death of the eligible executive officer, a benefit payment equal to one times the executive's base salary at termination of employment will be paid to the named beneficiary. In addition to this payment, a benefit equal to a tax gross-up on the death benefit amount will be paid to the beneficiary. A tax gross-up amount is paid because the death benefits are fully taxable benefit payments made from the general assets of the Corporation. The total death benefit payments to beneficiaries of named executive officers, assuming a December 31, 2007 payment trigger date and a 39% tax rate, are:

NEO                  Death Benefit ($)
------------------   -----------------
Mr. Chaffin               455,151
Mr. Skibski               233,836
Mr. Myers                 242,479
Mr. Morr                  224,957
Mr. McKelvey              231,148

The accumulated liability accrued under FAS 158 and the incremental FAS 106 expense for the current financial reporting period in connection with the post service benefit under the DBO Plan, attributed to the benefit amounts for each of the named executive officers are:

NEO            Accrued Liability   FAS 106 Expense
------------   -----------------   ---------------
Mr. Chaffin        $ 106,071           $ 16,527
Mr. Skibski        $  37,360           $  5,821
Mr. Myers          $  50,006           $  7,801
Mr. Morr           $  84,518           $ 13,169
Mr. McKelvey       $  33,781           $  5,263

                              DIRECTOR COMPENSATION

      GENERAL. We review the level of compensation of our non-employee directors on an annual basis. To determine the appropriateness of the current level of compensation for our non-employee directors, we have historically obtained data from a number of different sources including:

      - publicly available data describing director compensation in peer companies; and

      - survey data collected by our compensation consultant.

     Cash compensation is paid to non-employee directors in the form of retainers and meeting fees. The standard annual retainer for board service is $10,000, paid in quarterly amounts of $2,500. The non-executive officer Chairman receives an additional annual retainer of $10,000. The Chairpersons of the Audit and Compensation Committees are paid additional annual retainers of $5,000 and $2,500, respectively. An $800 fee is paid to a director for each board meeting attended. A $700 fee is paid to a director for each committee meeting attended. An additional committee meeting fee of $350 is paid to committee chairpersons.

The following table sets forth a summary of the compensation of our directors for service as directors in 2007.

                           DIRECTOR COMPENSATION TABLE

      (a)              (b)       (c)      (d)          (e)              (f)            (g)           (h)
-----------------   ---------   ------   ------   --------------   -------------   ------------   ---------
                                                                     CHANGE IN
                       FEES                                        PENSION VALUE
                      EARNED                                            AND
                     OR PAID                        NON-EQUITY     NONQUALIFIED     ALL OTHER
                       IN       STOCK    OPTION   INCENTIVE PLAN     DEFERRED      COMPENSATION
                      CASH      AWARDS   AWARDS   COMPENSATION     COMPENSATION         ($)         TOTAL
      NAME             ($)       ($)      (1)          ($)          EARNINGS ($)        (2)          ($)
-----------------   ---------   ------   ------   --------------   -------------   ------------   ---------
Peter H. Carlton    $  41,800     -        -            -                -          $   2,631     $  44,431

H. Douglas
Chaffin (3)                 -     -        -            -                -                (3)             -

Joseph S. Daly         46,100     -        -            -                -              1,403        47,503

Thomas M. Huner        41,850     -        -            -                -              2,865        44,715

Rocque E. Lipford
(4)                    34,900     -        -            -                -             10,139        45,039

William D.
McIntyre, Jr.          40,850     -        -            -                -             13,131        53,981

Michael J. Miller      43,700     -        -            -                -              3,377        47,077

Debra J. Shah          36,300     -        -            -                -              1,630        37,930

Philip P. Swy (5)      38,900     -        -            -                -              6,756        45,656

Karen M. Wilson        38,200     -        -            -                -              2,001        40,201

----------

(1) As of December 31, 2007, Messrs. Lipford and McIntyre had 3,407, and Mr. Swy had 3,093, unexercised fully vested options to purchase shares of our common stock issued under the terms of the Director Plan, which is described below. The following presents the information regarding such options.

                                                                            OUTSTANDING
                                                                           STOCK OPTIONS
NAME                       GRANT DATE   EXPIRATION DATE   EXERCISE PRICE   (EXERCISABLE)
------------------------   ----------   ---------------   --------------   -------------
Rocque E. Lipford           1/2/2001       1/2/2011           $13.94           1,572
                            1/2/2002       1/2/2012           $13.85           1,835
William D. McIntyre, Jr.    1/2/2001       1/2/2011           $13.94           1,572
                            1/2/2002       1/2/2012           $13.85           1,835
Philip P. Swy               1/2/2001       1/2/2011           $13.94           1,258
                            1/2/2002       1/2/2012           $13.85           1,835

(2) Represents the annual mortality cost of the life insurance that we purchased necessary to fund the death benefit amount payable to the director's named beneficiary pursuant to the Director DBO Plan, as described below.

(3) Other than the participation by Mr. Chaffin in the Director DBO Plan, Mr. Chaffin does not receive any compensation for service on the board in addition to compensation payable for his service as our employee. The life insurance premiums associated with providing the death benefits to Mr. Chaffin under the Director DBO Plan are included in the all other compensation column of the Summary Compensation table.

(4) We have recorded an accrued liability under FAS 158 of $767,316 as of December 31, 2007 to reflect our obligation to pay $1,639,344 to Mr. Lipford's beneficiaries after his death, and recorded a FAS 106 expense of $119,557 during 2007 related to Mr. Lipford's post-service death benefits under the Director DBO Plan, which is described below. The total FAS 158 liability for directors, including Mr. Lipford and 4 retired directors is $2,693,972. The total FAS 106 expense recorded in 2007 for directors, including Mr. Lipford and 4 retired directors was $419,753.

(5) Mr. Swy elected to forgo receipt of his $10,000 cash retainer and to receive in lieu an award of an equivalent value in shares of our common stock.

      DIRECTOR COMPENSATION PLAN. We have established the MBT Director Compensation Plan (the "Director Plan"). Under the terms of the Director Plan, non-employee directors may elect each year to have their quarterly cash retainer paid in any combination of the following:

            -     cash paid on a quarterly basis;
            -     a deferred cash payment;
            -     deferred payment in MBT stock;
            -     MBT stock; and
            - MBT stock options valued using the Black-Scholes stock option pricing model.

Non-employee directors may elect each year to have their meeting fees paid in any of the foregoing except MBT options. Amounts deferred are paid:

            -     in a lump sum at termination of such service as a director,

            -     over a 2-5 year period following termination of service, or

            -     a specified date indicated in the director's initial election.

Options granted and MBT stock issued to directors in connection with the Director Plan are made pursuant to, and are subject to all of the terms of, the MBT Long-Term Incentive Compensation Plan. The Director Plan has been amended to comply with the requirements imposed upon nonqualified deferred compensation arrangements by Section 409A of the Internal Revenue Code of 1986, as amended.

      DIRECTOR DEATH BENEFITS.

      The Company maintains the MBT Director Death Benefit Only Plan, which became effective March 1, 2006 (the "Director DBO Plan") for the benefit of its directors. The Director DBO Plan provides death benefits, to be payable directly by us to the director's beneficiaries, under the following schedule:

YEARS OF SERVICE           AMOUNT
---------------------   -----------
Less than Three years   $   500,000
Three to Six years      $   600,000
Six to Ten years        $   750,000
Ten plus years          $ 1,000,000

The Director DBO Plan does not require the annual imputation of taxable income to the director, but beneficiaries are taxed on the receipt of the death benefits paid to them by us. Accordingly, the Director DBO Plan provides for a gross-up of the amount payable to the beneficiary in an amount sufficient to cover all taxes paid by the beneficiaries. We have purchased life insurance policies on the lives of all participants in the Director DBO Plan in amounts sufficient to cover our payment obligations to beneficiaries under the Director DBO Plan, including the death benefit and the tax gross-up obligation. Included in the Director Compensation table in column "g" All Other Compensation, is the mortality charge incurred during 2007 for the benefit of the directors associated with the split-dollar agreements and the Director DBO Plan.

      If any of the non employee directors had died on December 31, 2007, their beneficiary would have received the following payments, consisting of the death benefit and tax gross-up payment, assuming a tax rate of 39%. Shah and Wilson $819,672; Carlton and Daly $983,607; Huner and Miller; $1,229,508, and McIntyre, Lipford, and Swy; $1,639,344.

      At the time of its original adoption in March of 2006 the Director DBO Plan provided the death benefits to the participating directors both during and after their service as a director. During December 2006, all then currently serving directors who were participants in the Director DBO Plan, except for Mr. Lipford, agreed, in exchange for a $100 payment, to waive any death benefits after termination of service as a director (other than by reason of death), except if a "change of control," as referred to below, occurs during the director's service. In the event of such a change of control, the director's death benefit would continue through his or her death, including the tax gross-up provisions and credit for years of service as a director. We have defined a Change in Control as an event that is a: (i) Change in Ownership, ii) Change in Effective Control, or iii) Change in Ownership of a Substantial Portion of Assets.

      Change in Ownership. A change in ownership of the corporation occurs when one person or a group acquires stock that combined with stock previously owned, controls more than 50% of the value or voting power of the stock of the corporation.

      Change in Effective Control. A change in effective control occurs on the date that, during any 12-month period, either (x) any person or group acquires stock possessing 35% of the voting power of the corporation, or
      (y) the majority of the board is replaced by persons whose appointment or election is not endorsed by a majority of the board.

      Change in Ownership of a Substantial Portion of Assets. A change in ownership of a substantial portion of the assets occurs on the date that a person or a group acquires, during any 12-month period, assets of the corporation having a total gross fair market value equal to 40% or more of the total gross fair market value of all of the corporation's assets.

      Because of his age, length of service, and insurable status, Mr. Lipford did not elect to execute the waiver during December of 2006, and therefore his beneficiaries will be entitled to receive the specified payments upon his death during or after his service as a director. As of December 31, 2007 the Corporation had accrued a current liability of $767,316 to reflect this obligation. Assuming Mr. Lipford lives to his actuarial mortality age of 82, the Corporation will record additional expense to provide him with this benefit of $119,557, resulting in a fully accrued liability of $1,639,344 on the date of his death.

              DIRECTOR INDEPENDENCE AND RELATED PARTY TRANSACTIONS

DIRECTOR INDEPENDENCE

      The Governance Committee of the Board of Directors of the Corporation undertakes a review of director independence annually and reports on its findings to the full board in connection with its recommendation of nominees for election to the Board of Directors. Based upon this review, the Board of Directors has determined that all directors are independent, other than Mr. Chaffin, the current President and Chief Executive Officer.

      In making its determination regarding the independence of all directors and nominees for director, the Governance Committee reviewed and the board considered a number of specific transactions as follows:

      Director Carlton. Monroe Bank & Trust paid NC, Inc. owned by Nicholas Carlton, Peter H. Carlton's brother, $199,157 in 2007 for janitorial services at its branch offices. We anticipate paying NC, Inc. a comparable amount for these same services in 2008. Monroe Bank & Trust has used NC, Inc. for janitorial services for several years, beginning prior to Peter H. Carlton's service as our director. We believe the terms, including price, on which NC, Inc.'s services are provided are competitive and reflect an arms-length transaction. Peter H. Carlton has no interest in NC, Inc. and receives no benefits from the Corporation's use of its services.

      Director Daly. Monroe Bank & Trust, pursuant to the terms of a lease entered into on October 15, 2002, paid DM Company $74,247 in 2007, and over the ten year term of the lease, payments will total $739,094 as lease payments for the branch located at 2517 Fort Street, Wyandotte, Michigan. Mr. Daly is Manager and part owner of DM Investments, LLC, doing business as DM Company, a real estate investment firm. The lease agreement was entered into prior to Mr. Daly becoming a director, and management believes the lease between the Corporation and DM Company was made on an arms-length basis. In addition, Monroe Bank & Trust purchased employee benefits insurance coverage in 2007 for which Daly Merritt, Inc. received $101,458 in commissions. Monroe Bank & Trust anticipates renewing these insurance policies in 2008, for which Daly Merritt, Inc. would receive additional commissions anticipated to be approximately $106,531. Mr. Daly is President, General Counsel and part owner of Daly Merritt, Inc.

      Director Lipford. The law firm of Miller, Canfield, Paddock and Stone, PLC, in which Mr. Lipford is a Salaried Senior Principal, provides us with legal services and has done so for many years. Miller, Canfield, Paddock and Stone has advised us that the revenues paid to Miller, Canfield, Paddock and Stone during 2007 were less than 0.05% of their total revenues for the same period. We believe that the transactions with the firm are on terms no less favorable than those that could be obtained from unrelated third parties.

TRANSACTIONS WITH RELATED PARTIES

      Certain directors, nominees, and executive officers or their associates were customers of and had transactions with the Corporation or its subsidiaries during 2007. Transactions that involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Except for the specific transactions described above no director, executive officer or beneficial owner of more than five percent of the Corporation's outstanding voting securities (or any member of their immediate families) engaged in any transaction (other than such a loan transaction as described) with the Corporation during 2007, or proposes to engage in any transaction with the Corporation, in which the amount involved exceeds $120,000.

      REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

      The Corporation's Governance Committee Charter requires that all related party transactions be pre-approved by the Corporation's Governance Committee. Excepted from that pre-approval requirement are routine banking transactions, including deposit and loan transactions, between our subsidiaries and any related party that are made in compliance with, and subject to the approvals required by, all federal and state banking regulations. In making a determination to approve a related party transaction the Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the proposed transaction is on terms no less favorable than those generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the proposed transaction.

                           PROPOSAL NO. 2: APPROVAL OF
                THE MBT FINANCIAL CORP 2008 STOCK INCENTIVE PLAN

      The Board of Directors of the Company has adopted the MBT Financial Corp. 2008 Stock Incentive Plan (the "Plan") upon the recommendation of the Company's Compensation Committee and recommends that shareholders approve the Plan at the Annual Meeting. The Company's prior plan, the MBT Financial Corp Long Term Incentive Plan, adopted in the year 2000, is being replaced by the new Plan.

      The Board believes the Plan is an integral part of its compensation programs and strategies. It believes the Plan provides the Company the flexibility to implement competitive compensation programs and will be an effective tool for recruiting, motivating, and retaining the quality of employees and directors key to the achievement of the Company's success.

      The Plan permits the grant of incentive awards in the form of options, stock appreciation rights, restricted share and share unit awards, and performance share awards. Under the terms of the Plan a portion of a participant's compensation otherwise payable in cash may be paid in common shares of the Company. A summary of the principal provisions of the Plan appears below. The summary is qualified in it entirely by reference to the complete text of the Plan that is attached to this proxy statement as Appendix A.

SUMMARY OF THE PLAN

Administration: The Plan provides that it will be administered by a committee that is comprised of at least three non-employee Directors (the "Committee"). The Committee must be comprised of "Outside Directors" within the definitions of the terms "outside director" set forth in Section 162(m) of the Internal Revenue Code (the "Code"), "independent director" set forth in The Nasdaq Stock Market rules, and "non-employee director" set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.

The Committee selects participants from among eligible persons and, subject to the terms of the Plan, determines the type, size and time of grant of stock incentive awards, determines the terms and conditions of awards and makes all other determinations necessary or advisable for the administration of the Plan. Each award under the Plan will be evidenced by a written award agreement approved by the Committee (the "Award Agreement").

Eligibility: The Committee may make awards to any person who is an officer, director or key employee of the Company or a Subsidiary.

Shares Available for Awards: No more than 1,000,000 shares of the Company's common stock may be issued under the Plan. The shares that may be issued may be authorized but unissued shares or treasury shares. If there is a stock split, stock dividend or other relevant change affecting the common shares, the Committee will make appropriate adjustments in the maximum number of shares issuable under the Plan and subject to outstanding incentive awards. Shares that were subject to an incentive award under the

Plan but were not issued for any reason and are no longer subject to award or were issued and reacquired by the Company because of a participant's failure to comply with the terms of an award are again available for award under the Plan.

Types of Awards and Annual Award Limits: Shares incentives that may be issued under the Plan consist of options, shares appreciation rights, restricted share and share unit awards, and performance share awards. In addition, under the terms of the Plan, a portion of a participant's compensation otherwise payable in cash may be paid in common shares of the Company. The Plan contains annual limits on certain types of awards to individual participants. In any calendar year, no participant may be granted awards covering more than 100,000 shares.

Options: A stock option provides for the purchase of shares in the future at an exercise price per share that may not be less than 100% of the fair market value of a share on the date the option is granted. Stock options may be either nonqualified options or incentive stock options, which meet the requirements of
Section 422 of the Code. The term of an option may not exceed ten years. Subject to the provisions of the Plan and approval of the Committee, and in the case of incentive stock options the limitations imposed by the applicable provisions of the Code, the exercise price may be paid (i) in cash, (ii) shares of Company common stock (iii) any combination of cash and shares of Company common stock; and (iv) by any other method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the exercise price, which may include broker assisted cashless exercise.

Stock Appreciation Rights. Awards may be made of stock appreciation rights ("SAR") which may include awards that are settled solely in shares of the Company known as "stock only stock appreciation rights" ("SOSARs"). The exercise price of a SAR will never be less than the fair market value of the shares on the date of the award. Upon exercise, the holder of a SAR is entitled to receive shares or other property as set forth in the award.

Restricted Share and Share Unit Awards: A restricted share or share unit award is an award of shares (or in the case of units convertible into shares) that may not be sold, transferred, pledged, or otherwise transferred until the restrictions established by the Committee at the time of grant is satisfied. The award agreement sets forth the restrictions applicable to an individual award and may include time vesting restrictions, noncompetition restrictions, and performance restrictions.

Performance Share Awards. The Committee may grant performance share awards under which payment is made, in the Committee's discretion, in shares upon the attainment of specified performance objectives selected by the Committee. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. Shareholder approval of the Plan will also permit the granting of performance-based awards discussed below to qualify for deductibility under
Section 162(m) of the Code.

Stock Awards. The Committee may grant eligible persons awards of shares of the Company's common stock for services in lieu of bonus or other cash compensation, or for any other valid purpose determined by the Committee. Stock awards are free of any restrictions on transfer and upon issuance of the shares, the holder has all of the rights of a shareholder.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal United States Federal income tax consequences of awards under the Plan and is based on Federal income tax laws currently in effect.

Limitation on Corporate Deductions for Certain Executives' Compensation. Under
Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four most highly-compensated officers for that taxable year as reported in the Company's proxy statement ("Section 162(m) Persons"). The limitation on deductions does not apply to certain types of compensation, including "performance-based compensation" if approved by shareholders. Under the Plan, options will qualify as performance-based compensation and restricted stock awards and performance share awards may also qualify if the Committee so designates these awards (herein called "Section 162(m) Awards") as performance-based compensation and administers the Plan with respect to these designated awards in compliance with Section 162(m) of the Code.

Under the Plan, the Committee is authorized to grant awards that qualify as performance-based compensation under Section 162(m) of the Code. The Company may not be entitled to any deduction if the individual in question is a Section 162(m) Person, the amount in question does not qualify as performance-based compensation, and the amount in question, when added to the covered employee's other taxable compensation that is not performance-based in the same taxable year, exceeds $1 million. With respect to Section 162(m) Awards the Committee will also specify the time period or periods (the "Performance Period") during which the performance objectives must be met. The Committee may use performance objectives based on one or more of the following: earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be described in terms of objectives that are related to the performance by the Company, by any Subsidiary, or by any employee or group of employees in connection with services performed by that employee or those employees for the Company, a Subsidiary, or one or more subunits of the Company or of any Subsidiary. The performance objectives may be made relative to the performance of other companies. The performance objectives and periods need not be the same for each participant or for each Award. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

Stock Options. There are no Federal income tax consequences either to the optionee or the Company upon the grant of an incentive stock option or a nonqualified option. If shares are purchased under an incentive stock option (i.e., an incentive option is exercised) during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the optionee's alternative minimum taxable income. Generally, if the optionee disposes of shares purchased under an incentive stock option within two years of the date of grant or one year of the date of exercise of the incentive stock option, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount realized by the optionee on the disposition of the shares) over the purchase price of such shares. Any gain after the date on which the optionee purchased the shares will be treated as capital gain to the optionee and will not be deductible by the Company. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss realized by the optionee will be treated as capital gain or loss. When shares are purchased under a nonqualified option, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the optionee as ordinary income and deductible by the Company. The disposition of shares purchased under a nonqualified option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Other Awards: An employee who receives cash or shares of company stock pursuant to an award other than an option will generally recognize ordinary income equal to the sum of the cash and the fair market value of the shares received when vested and no longer subject to a substantial risk of forfeiture and the Company will generally be entitled to a corresponding deduction from its income. A participant who receives an award of Company shares that is not yet vested may make a special election in accordance with applicable Treasury regulations to be taxed (at ordinary income rates) on the fair market value of the shares at that time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse), in which case the Company would be entitled to a deduction at the same time equal to the amount of income realized by the employee but would not be entitled to deduct any dividends thereafter paid on the shares. Absent such an election, an employee who has been awarded such restricted stock will not recognize taxable income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the restricted shares prior to that time will be ordinary compensation income to the recipient and deductible by the Company.

OTHER PROVISIONS

      Vesting. All awards are subject to such time and performance vesting conditions as the Committee may determine and are set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement all Awards immediately vest upon death, disability or Change in Control as defined under the terms of the Plan. The Plan defines a change in control as any transaction that is a: (i) Change in Ownership, ii) Change in Effective Control, or iii) Change in Ownership of a Substantial Portion of Assets.

      Change in Ownership. A change in ownership of the corporation occurs when one person or a group acquires stock that combined with stock previously owned, controls more than 50% of the value or voting power of the stock of the corporation.

      Change in Effective Control. A change in effective control occurs on the date that, during any 12-month period, either (x) any person or group acquires stock possessing 35% of the voting power of the corporation, or
      (y) the majority of the board is replaced by persons whose appointment or election is not endorsed by a majority of the board.

      Change in Ownership of a Substantial Portion of Assets. A change in ownership of a substantial portion of the assets occurs on the date that a person or a group acquires, during any 12-month period, assets of the corporation having a total gross fair market value equal to 40% or more of the total gross fair market value of all of the corporation's assets.

IRC 409A Compliance. Unless an Award Agreement approved by the Committee provides otherwise, each Award granted under the Plan is intended to meet the requirements for exclusion from coverage under Code Section 409A.

Plan Amendments. The Board of Directors may amend, alter, or discontinue the Plan at any time, provided that no amendment, alteration, or discontinuance may be made that materially and adversely affects the rights of a participant under any award granted prior to the date such action is adopted by the Board of Directors without the participant's written consent. In addition no amendment may be made without shareholder approval, if shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as "performance-based compensation" under Section 162(m) of the Code), unless the required to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.

Term of the Plan: Unless earlier terminated by the Board, the Plan would terminate on the day immediately preceding the tenth anniversary date of its approval by shareholders of the Company. Termination of the Plan does not affect any outstanding awards granted prior to the termination of the Plan.

Forfeiture upon Termination for Cause. Subject to the provisions of the Award Agreement to which such award relates, upon the termination of employment of an employee for cause the employee forfeits all benefits associated with any award including all unexercised Options whether or not previously vested, all unexercised SARs whether or not previously vested and all Restricted Shares, Restricted Share Units and Performance Shares for which the delivery of Shares has not yet occurred.

VOTE REQUIRED FOR APPROVAL

Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF PROPOSAL 2.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 of the Securities Exchange Act of 1934 requires MBT Financial Corp.'s executive officers, directors and more than ten percent shareholders ("Insiders") to file with the Securities and Exchange Commission and MBT Financial Corp. reports of their ownership of MBT Financial Corp. securities. Based upon written representations and copies of reports furnished to MBT Financial Corp. by Insiders, all Section 16 reporting requirements applicable to Insiders during 2007 were satisfied on a timely basis with the exception of a late filing for one transaction by Mr. Huner and a late filing of five transactions by Mr. McKelvey.

                              SELECTION OF AUDITORS

      The Audit Committee has retained Plante & Moran, PLLC as the Corporation's independent registered public accounting firm for 2008. Representatives of Plante & Moran, PLLC will be in attendance at the Annual Meeting of Shareholders, and such representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                 OTHER BUSINESS

      Management is not aware of any other matter which may be presented for action at the meeting other than the matters set forth herein. Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      If you share an address with another MBT shareholder, you may request our transfer agent, American Stock Transfer and Trust Company, to deliver one set of voting materials to your address. You will then receive only one set of voting materials at that address, unless otherwise requested by one or more of the shareholders at that address. A separate proxy card is included in the voting materials for each of these shareholders. If you have only received one set, you may request separate copies of the voting materials at no additional cost to you by calling American Stock Transfer and Trust Company at (800) 937-9449 or by writing to American Stock Transfer and Trust Company at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038.

      You may also contact American Stock Transfer and Trust Company by calling or writing if you would like to receive separate voting materials for future annual meetings.

      You may request that we send you and the other shareholders who share an address with you only one set of voting materials by calling American Stock Transfer and Trust Company at (800) 937-9449 or by writing to American Stock Transfer and Trust Company at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038.

      WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                   APPENDIX A

                               MBT FINANCIAL CORP.
                            2008 STOCK INCENTIVE PLAN

                                    ARTICLE 1

                      General Purpose of Plan; Definitions

      1.1 Name and Purposes. The name of this Plan is the MBT Financial Corp. 2008 Stock Incentive Plan. The purpose of this Plan is to enable MBT Financial Corp. and its Affiliates to: (i) attract and retain skilled and qualified directors, officers and key employees who are expected to contribute to the Company's success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company's shareholders.

      1.2 Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:

            (a) "Affiliate" means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company, as determined by the Board of Directors in its discretion.

            (b) "Award" means any grant under this Plan of a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share to any Plan participant.

            (c) "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

            (d) "Cause" with respect to an employee of the Company or any affiliate of the Company means and is limited to (a) criminal dishonesty, (b) refusal to perform duties on an exclusive and substantially full-time basis, (c) refusal to act in accordance with any specific substantive instructions given by the Company or any affiliate of the Company with respect to performance of duties normally associated with such employee's position, or (d) engaging in conduct which could be materially damaging to the Company or any affiliate of the Company without a reasonable good faith belief that such conduct was in the best interest of the Company or any affiliate of the Company.

            (e) "Code" means the Internal Revenue Code of 1986, as amended, and any lawful regulations or guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

            (f) "Committee" means the committee administering this Plan as provided in Section 2.1.

            (g) "Common Shares" mean the common shares no par value per share, of the Company.

            (h) "Company" means MBT Financial Corp., a corporation organized under the laws of the State of Michigan and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to MBT Financial Corp. or substantially all of the assets of MBT Financial Corp. and that assumes the obligations of MBT Financial Corp. under this Plan by operation of law or otherwise.

            (i) "Date of Grant" means the date on which the Committee grants an Award.

            (j) "Director" means a member of the Board of Directors.

            (k)"Disability" means the person (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan of the Company or an affiliate covering the person, or (c) has been determined to be totally disabled by the United States Social Security Administration.

            (l) "Eligible Participant" is defined in Article 4.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any lawful regulations or guidance promulgated thereunder.

            (n) "Exercise Price" means the purchase price of a Share pursuant to a Stock Option, or the exercise price per Share related to a Stock Appreciation Right.

            (o) "Fair Market Value" means the closing price of a Share as reported on The Nasdaq Stock Market, or, if applicable, on any national securities exchange or automated quotation system on which the Common Shares are principally traded: (i) on the date for which the determination of Fair Market Value is made, or (ii) if the closing price is not yet known as of such date then the date prior to that, or, (iii) if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not, or cease to be, traded on The Nasdaq Stock Market or any national securities exchange or automated quotation system, the "Fair Market Value" of Common Shares shall be determined pursuant to a reasonable valuation method prescribed by the Committee. Notwithstanding the foregoing, as of any date, the "Fair Market Value" of Common Shares shall be determined in a manner consistent with Code
Section 409A and the guidance then-existing thereunder. In addition, "Fair Market Value" with respect to ISOs and related SARs shall be determined in accordance with Section 6.2(f).

            (p) "Incentive Stock Option" and "ISO" mean a Stock Option that is identified as such and which is intended to meet the requirements of Section 422 of the Code.

            (q) "Non-Qualified Stock Option" and "NQSO" mean a Stock Option that: (i) is governed by Section 83 of the Code; and (ii) is not intended to meet the requirements of Section 422 of the Code.

            (r) "Outside Director" means a nonemployee Director. In addition, at all times during which the Company is subject to the reporting requirements of the Exchange Act, "Outside Director means a nonemployee Director who meets the definitions of the terms "outside director" set forth in Section 162(m) of the Code, "independent director" set forth in The Nasdaq Stock Market rules, and "non-employee director" set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.

            (s) "Parent" means any corporation which qualifies as a "parent corporation" of the Company under Section 424(e) of the Code.

            (t) "Performance Shares" is defined in Article 9.

            (u) "Performance Period" is defined in Section 9.2.

            (v) "Plan" means this MBT Financial Corp. 2008 Stock Incentive Plan, as amended from time to time.

            (w) "Restricted Share Units" is defined in Article 8.

            (x) "Restricted Shares" is defined in Article 8.

            (y) "Rule 16b-3" is defined in Article 16.

            (z) "Section 162(m) Person" means, for any taxable year, a person who is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

            (aa) "Share" or "Shares" mean one or more of the Common Shares.

            (bb) "Shareholder" means an individual or entity that owns one or more Shares.

            (cc) "Stock Appreciation Rights" and "SARs" mean any right to receive the appreciation in Fair Market Value of a specified number of Shares over a specified Exercise Price pursuant to an Award granted under Article 7.

            (dd) "Stock Option" means any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5 and may be an Incentive Stock Option or a Non-Qualified Stock Option.

            (ee) "Stock Power" means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

            (ff) "Subsidiary" means any corporation which qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code.

            (gg) "Vested" means, with respect to a Stock Option, that the time has been reached when the option to purchase Shares first becomes exercisable; and with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable for payment; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are converted to Shares. The words "Vest" and "Vesting" have meanings correlative to the foregoing.

                                   ARTICLE 2

                                 Administration

2.1 Authority and Duties of the Committee.

      (a) The Plan shall be administered by a Committee of at least three Directors who are appointed by the Board of Directors. Unless otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors (or any subcommittee thereof) shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.

      (b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to Eligible Participants. The Committee may, at any time and from time to time, at the request of a Participant or at the discretion of the Committee, designate that a portion of such Participant's compensation otherwise payable in cash be payable in Common Shares, Options or SARs. The Committee shall have the sole discretion to determine the value of the Common Shares, Options, or SARs so payable and the terms and conditions under which such Common Shares shall be issued or such Options or SARs shall be granted.

      (c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

             (i)  select the Eligible Participants to whom Awards are granted;

            (ii) determine the types of Awards granted and the timing of such Awards;

            (iii) determine the number of Shares to be covered by each Award granted hereunder;

             (iv) determine whether an Award is, or is intended to be,
                  "performance-based compensation" within the meaning of Section 162(m) of the Code;

              (v) determine the other terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

             (vi) determine whether any conditions or objectives related to
                  Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

            (vii) subsequently modify or waive any terms and conditions of
                  Awards, not inconsistent with the terms of this Plan;

           (viii) adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

             (ix) promulgate such administrative forms as it from time to time deems necessary or appropriate for administration of the Plan;

              (x) construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

             (xi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

            (xii) prescribe any legends to be affixed to certificates
                  representing Shares or other interests granted or issued under the Plan; and

            (xii) otherwise supervise the administration of this Plan.

      (d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board of Directors, another committee of the Board of Directors or shareholders.

      (e) The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee's duties under the Plan.

      2.2 Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes of plan administration at the expense of the Company. The power to delegate provided for herein does not include the power to grant an Award.

      2.3 Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.

                                    ARTICLE 3

                              Stock Subject to Plan

      3.1 Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued or transferred under this Plan, shall not exceed in the aggregate 1,000,000 Common Shares, which may be treasury or authorized but unissued Shares.

      3.2 Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any participant in any fiscal year (including but not limited to Awards of Stock Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 100,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

      3.3 Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable or released from restrictions with respect to the unexercised or non-Vested portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If the Exercise Price of an Award is paid in Shares, the Shares received by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.

      3.4 Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or exercise price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409 A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be "performance-based compensation," unless specifically determined otherwise by the Committee. In applying the provisions of this
            Section 3.4, the Committee shall lack discretion with respect to any adjustment which is required to prevent enlargement or dilution of rights under any Award and shall promptly make such adjustments as are required to prevent an enlargement or dilution of rights.

                                    ARTICLE 4

                                  Participants

4.1 Eligibility. Directors, Officers and all other key employees of the Company or any of its Affiliates (each an "Eligible Participant") who are selected by the Committee in its sole discretion are eligible to participate in this Plan.

4.2 Award Agreements. Awards shall be evidenced by a written agreement in a form prescribed by the Committee (hereinafter "Award Agreement"). Execution of an Award Agreement shall constitute the participant's irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Award Agreements may differ from time to time and from participant to participant.

                                    ARTICLE 5

                               Stock Option Awards

      5.1 Option Grant. Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

      5.2 Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, so long as such terms and conditions are not inconsistent with the terms of this Plan, as the Committee deems desirable:

     (a) Exercise Price. Subject to Section 3.4, the Exercise Price shall never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this
Section 5.2(a) shall be construed as limiting the Committee's authority to grant premium price Stock Options which do not become exercisable until the Fair Market Value of the underlying Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

            (b) Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed 10 years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be 10 years. Nothing in this Section 5.2(b) shall be construed as limiting the Committee's authority to grant Stock Options with a term shorter than 10 years.

            (c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. The Committee may provide that a vesting schedule shall be specified in an Award Agreement. If the Committee provides that any Stock Option becomes Vested over a period of time or upon performance events, in full or in installments, the Committee may waive or accelerate such Vesting provisions at any time. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Stock Options shall immediately vest upon the Death or Disability of the holder.

            (d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to
                  Article 15. Subject to the approval of the Committee, the Exercise Price may be paid:

      (i)   in cash in any manner satisfactory to the Committee;

       (ii) by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that have been owned for at least six months on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise, and, with respect to the exercise of NQSOs, including restricted Shares;

      (iii) by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option; and

       (iv) by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price, which may include broker assisted cashless exercise.

      The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of any law applicable to the Company from time to time, and related regulations and guidance.

      If the Exercise Price of an NQSO is paid by tendering Restricted Shares, then the Shares received upon the exercise will contain restrictions that are no less restrictive then the Restricted Shares so tendered.

      (e) Form. Unless the grant of a Stock Option is expressly designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.

(f) Special Limitations on Stock Option Awards. Unless an Award Agreement approved by the Committee provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and applicable Treasury regulations and all Stock Option Awards shall be construed and administered accordingly.

      5.3 Termination of Grants Prior to Expiration. Subject to Article 6 with respect to ISOs, if the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised Stock Options may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing the Stock Options. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation (but only to the originally scheduled expiration date), or acceleration of the vesting of all or part of the Stock Options.

                                    ARTICLE 6

               Special Rules Applicable to Incentive Stock Options

      6.1 Eligibility. Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to full or part-time employees (including officers) of the Company or of an Affiliate, provided that the Affiliate is a Parent or Subsidiary.

      6.2   Special ISO Rules.

            (a) Term. No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan.

            (b) Ten Percent Shareholder. No grantee may receive an ISO under this Plan if such grantee, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, unless (i) the option price for such ISO is at least 110% of the Fair Market Value of the Shares as of the Date of Grant, and (ii) such ISO is not exercisable on or after the fifth anniversary of the Date of Grant.

            (c) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its Parent or its Subsidiary) shall not exceed $100,000. Unless otherwise set forth in an Award Agreement, if such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.

            (d) Non-Transferability. Notwithstanding any other provision herein to the contrary, no ISO granted hereunder (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may such ISO (or related Stock Appreciation Right) be exercisable during a grantee's lifetime other than by him (or his guardian or legal representative to the extent permitted by applicable law).

      (e) Termination of Employment. No ISO may be exercised more than three months following termination of employment for any reason (including retirement) other than death or Disability, nor more than one year following termination of employment for the reason of death or Disability (as defined in Section 422 of the Code). If the Award Agreement for an ISO permits exercise after such date such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of employment is cessation of employment such that no employment relationship exists between the participant and the Company, a Parent or a Subsidiary.

       (f) Fair Market Value. For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code and any Treasury regulations thereunder.

      6.3 Subject to Code Amendments. The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with amendments or modifications to
Section 422 of the Code. Any ISO which fails to comply with Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided it otherwise meets the Plan's requirements for NQSOs.

                                    ARTICLE 7

                            Stock Appreciation Rights

      7.1 SAR Grant and Agreement. Stock Appreciation Rights (including SOSARs with the meaning set forth below) may be granted under this Plan and each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

            (a) Term. Any unexercised portion of a Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

            (b) Vesting. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Stock Appreciation Rights shall immediately vest upon the Death or Disability of the holder.

            (c) Exercise Price. Subject to Section 3.4, the Exercise Price of a Stock Appreciation Right will never be less than 100% of the Fair Market Value of the related Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Appreciation Right may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this Section 7.3(c) shall be construed as limiting the Committee's authority to grant premium price Stock Appreciation Rights which do not become exercisable until the Fair Market Value of the related Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

            (d) Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of the tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares or cash as specified in the original Award Agreement (as set forth below) equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price of the SAR multiplied by the number of Stock Appreciation Rights being exercised. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Exercise Price of the SAR, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

                  (i) Stock Appreciation Right designated as a Stock Only Stock Appreciation Right ("SOSAR") in the original Award Agreement. With respect to an Award designated by the Company in the original Award Agreement as a SOSAR, the holder shall be entitled to receive only Shares of the Company upon exercise.

                  (ii) All Other Stock Appreciation Rights. With respect to all other Awards the holder shall be entitled to the cash or other property set forth in the Award Agreement.

            (e) Early Termination Prior to Expiration. If the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised Stock Appreciation Rights may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing such Stock Appreciation Rights. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation (but only to the originally scheduled expiration date), or acceleration of the vesting of all or part of such Stock Appreciation Rights.

      7.2 Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan, as are determined from time to time by the Committee.

      7.3 Special Limitations on SAR Awards. Unless an Award Agreement approved by the Committee provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and applicable Treasury regulations and all Stock Appreciation Rights Awards shall be construed and administered accordingly.

                                    ARTICLE 8

                Restricted Share and Restricted Share Unit Awards

      8.1 Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding as provided in Article 15.

      8.2 Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

            (a) Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

            (b) Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

                  (i) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments or otherwise, but subject to the Change in Control provisions in Article 11);

                  (ii) a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant's employment with the Company or its Affiliates prior to Vesting;

                  (iii) a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

                  (iv) any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including "blue sky" laws;

                  (v) such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A; and

                  (vi)  delivery of a valid election under Code Section 83(b).

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

            (c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the Award Agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be "performance-based compensation," the provisions of Section 9.4(d) will also apply.

            (d) Delivery of Shares. Restricted Shares will be registered in the name of the participant and the stock certificate deposited, together with a Stock Power, with the Company or its designated officer or escrow agent. Each such certificate will bear a legend in substantially the following form:

            "The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the MBT Financial Corp. 2008 Stock Incentive Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company."

At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Article 14) to the participant or other appropriate person and with the foregoing legend removed from the stock certificate.

            (e) Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award Agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

            (f) Voting and Other Rights. Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares.

      8.3 Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost, or at a purchase price determined by the Committee which purchase price may be below their Fair Market Value if continued employment and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

      8.4 Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

            (a) Purchase Price. The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

            (b) Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

            (i) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

            (ii) a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant's employment with the Company or its Affiliates prior to Vesting;

            (iii) a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

            (iv) any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including "blue sky" laws; and

            (v) such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

            (d) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the Award Agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be "performance-based compensation," the provisions of Section 9.4(d) will also apply.

            (e) Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award Agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award.

            (f) Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any restrictions pursuant to Article 14.

            (g) Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units (prior to the lapse, satisfaction or waiver of such restrictions and conditions), except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

            (h) Termination. A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the "Performance Period"). If a participant's employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant's estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.

            (i) Special Limitations on Restricted Share Unit Awards. Unless an Award Agreement approved by the Committee provides otherwise, Restricted Share Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Restricted Share Unit Awards shall be construed and administered accordingly.

      8.5 Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Restricted Share and Restricted Share Unit Awards shall immediately Vest with respect to any required time vesting upon the Death or Disability of the holder.

      8.6 Special Limitations on Restricted Share and Restricted Stock Unit Awards. Unless an Award Agreement approved by the Committee provides otherwise, Restricted Share and Restricted Stock Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and applicable Treasury regulations and all Awards shall be construed and administered accordingly.

                                    ARTICLE 9

                            Performance Share Awards

      9.1 Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

      9.2 Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the time period or periods (the "Performance Period") during which the performance objectives must be met. With respect to awards to Section 162(m) Persons intended to be "performance based compensation," the Committee may use performance objectives based on one or more of the following: earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be described in terms of objectives that are related to the performance by the Company, by any Subsidiary, or by any employee or group of employees in connection with services performed by that employee or those employees for the Company, a Subsidiary, or one or more subunits of the Company or of any Subsidiary. The performance objectives may be made relative to the performance of other companies. The performance objectives and periods need not be the same for each participant nor for each Award.

      9.3 Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

      9.4 Other Terms and Conditions. Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement as the Committee deems desirable:

            (a) Delivery of Shares. As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Article 14. Notwithstanding the forgoing, the distribution of Shares provided for herein shall occur not later than two and one-half months following the end of the calendar year in which the Performance Period has ended.

            (b) Termination. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of employment of the participant during the Performance Period. If a participant's employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement (except with respect to Section 162(m) Persons), the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements, that the participant (or the heir, legatee or legal representative of the participant's estate) will receive a distribution of a portion of the participant's then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be "performance-based compensation" (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objective.

            (c) Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award Agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

            (d) Performance-Based Compensation. The Committee may designate Performance Share Awards as being "remuneration payable solely on account of the attainment of one or more performance goals" as described in Section 162(m)
(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.

      9.5 Time Vesting of Performance Share Awards. Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant which may include time Vesting. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate any performance Vesting provisions in favor of time Vesting provisions as provided for herein. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Performance Share Awards shall immediately vest with respect to any required time vesting upon the Death or Disability of the holder.

      9.6 Special Limitations on Performance Share Awards. Unless an Award Agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Performance Share Awards shall be construed and administered accordingly.

                                   ARTICLE 10

                         Transfers and Leaves of Absence

            10.1 Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.

            10.2 Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:

       (a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

            (b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

            (c) any other absence determined by the Committee in its discretion not to constitute a termination of employment.

                                   ARTICLE 11

                           Effect of Change in Control

      11.1 Change in Control Defined. "Change in Control" shall mean a "Change in Ownership" as defined in (a) hereof; a "Change in Effective Control" as defined in (b), hereof; or a "Change in Ownership of a Substantial Portion of Assets" as defined in (c) hereof.

            (a) Change in Ownership. For purposes of this Agreement, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group (as defined in subsection (d) hereof), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company within the meaning of subsection (b) hereof). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section.

            (b) Change in the Effective Control. For purposes of this Agreement, a change in the effective control of the Company occurs on the date that either-

                  (i) Any one person, or more than one person acting as a group (as determined under subsection (d) hereof), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company; or

                  (ii) a majority of members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of the appointment or election.

            In the absence of an event described in subsection (b)(i) or (ii) above, a change in the effective control of a Company will not have occurred.

            (c) Change in the Ownership of a Substantial Portion of the Company's Assets. For purposes of this Agreement, a change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a group (as determined in subsection
(d) hereof), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

      There is no Change in Control Event under this subsection (c) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided in this paragraph. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to --

                  (i) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

                  (ii) An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

                  (iii) A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or

                  (iv) An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in section (iii) above.

            For purposes of this subsection (c) and except as otherwise provided, a person's status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the transferor corporation has no ownership interest before the transaction, but which is a majority-owned subsidiary of the transferor corporation after the transaction is not treated as a change in the ownership of the assets of the transferor corporation.

            (d) Persons Acting as a Group. Persons will not be considered to be acting as a group solely because they purchase assets or purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, purchase or acquisition of assets, or similar business transaction with the Company. If a person, including an entity shareholder, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with the ownership interest in the other corporation.

            11.2 Effect of Change in Control. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, in the event of a Change in Control of the Company:

            (a) all Stock Options or SARs, notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested;

            (b) all Restricted Shares, notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested; and

            (c) all Restricted Share Units and Performance Shares, notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested.

In addition, in connection with a Change in Control the Committee shall have the right, in its sole discretion, to:

            (d) cancel any or all outstanding Stock Options, SARs, Restricted Share Units and Performance Shares in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of the transaction in question (the "Acquisition Consideration") that the holder of the Stock Option, SAR, Restricted Share Unit or Performance Share would have received had the Stock Option, SAR, Restricted Share Unit or Performance Share been exercised or converted into Shares, as applicable, prior to such transaction, less the applicable exercise or purchase price therefor;

            (e) cause the holders of any or all Stock Options, SARs, Restricted Share Units and Performance Shares to have the right thereafter and during the term of the Stock Option, SAR, Restricted Share Unit or Performance Share to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of Common Shares which might have been obtained upon exercise or conversion of all or any portion thereof, less the applicable exercise or purchase price therefor, or to convert such Stock Option, SAR, Restricted Share Unit or Performance Share into a stock option, appreciation right, restricted share unit or performance share relating to the surviving or new corporation in the transaction; or

            (f) take such other action as it deems appropriate to preserve the value of the Award to the Participant, including the cancellation of such Award and the payment of the value of the Acquisition Consideration attributable to the Award, net of payments due from the holder thereof upon exercise if any, in cash.

The Committee may provide for any of the foregoing in an Award Agreement governing an Award in advance, may provide for any of the foregoing in connection with a Change in Control, or do both. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence.

      The manner of application and interpretation of the foregoing provisions of this Section 11.2 shall be determined by the Committee in its sole and absolute discretion.

      11.3 Code Section 409A. Unless an Award Agreement approved by the Committee provides otherwise, each Award granted under this Plan is intended to meet the requirements for exclusion from coverage under Code Section 409A. If the Committee provides than an Award shall be subject to Code Section 409A, then, notwithstanding the other provisions of this Article 11, the Committee may provide in the Award Agreement for such changes to the definition of Change in Control from the definition set forth in this Article 11, and for such changes to the Committee's rights upon a Change in Control, as the Committee may deem necessary in order for such Award to comply with Code Section 409A.

                                   ARTICLE 12

                            Transferability of Awards

      12.1 Awards Are Non-Transferable. Except as provided in Sections 12.2 and 12.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

      12.2 Inter-Vivos Exercise of Awards. During a participant's lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 12.1 to the contrary, the participant's guardian or other legal representative.

      12.3 Limited Transferability of Certain Awards. Notwithstanding Section
12.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, the transfer is consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the Company; or (c) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. "Immediate Family Members" means the participant's spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

                                   ARTICLE 13

                          Amendment and Discontinuation

      13.1 Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

            (a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant's written consent thereto; and

            (b) without shareholder approval, if shareholder approval is required under applicable laws, regulations or exchange requirements (including
Section 422 of the Code with respect to ISOs, and for the purpose of qualification as "performance-based compensation" under Section 162(m) of the
Code).

      Notwithstanding the foregoing, this Plan may be amended without participants' consent to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.

      13.2 Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options or SARs with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.

                                   ARTICLE 14

                    Issuance of Shares and Share Certificates

      14.1 Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable upon exercise or conversion of an Award that is payable in Shares. No certificates for Shares will be issued until full payment has been made, to the extent payment is required. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise or conversion of the Award payable in shares.

      14.2 Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

            (a) payment in full for the Shares and for any tax withholding (See
            Article 15);

            (b) completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

            (c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;

            (d) in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;

            (e) obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

            (f) the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

      14.3 Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends on stock certificates that the Committee may deem appropriate to include.

      14.4 Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a "book entry" system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

                                   ARTICLE 15

                         Satisfaction of Tax Liabilities

      15.1 In General. The Company shall withhold any taxes which the Committee determines the Company is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such additional information or documentation as may be necessary for the Company to discharge its obligations under this Section. The Company may withhold: (a) cash, (b) subject to any limitations under Rule 16b-3, Common Shares to be issued, or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an Award, its disposition, or the disposition of the underlying Common Shares. Alternatively, the Company may require the holder to pay to the Company such amounts, in cash, promptly upon demand.

      15.2 Withholding from Share Distributions. With respect to a distribution in Shares pursuant to Restricted Share, Restricted Share Unit or Performance Share Award under the Plan, the Committee may cause the Company to sell the fewest number of such Shares for the proceeds of such sale to equal (or exceed by not more than that actual sale price of a single Share) the Company's required tax withholding relating to such distribution. The Committee may withhold the proceeds of such sale for purposes of satisfying such tax withholding obligation.

      15.3 Section 83(b) Election. The Committee may, where applicable, provide in an Award Agreement the right of the participant to make an election pursuant to Section 83(b) of the Code, or comparable provisions of any state tax law, to include in the participant's gross income the fair market value as of the Award as of the Date of Grant. The participant may make such an election only if, prior to making any such election, the participant (a) notifies the Company of participant's intention to make such election in accordance with any notice requirements set forth in the Award Agreement, and (b) pays to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for participant's account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

                                   ARTICLE 16

                               General Provisions

      16.1 No Implied Rights to Awards or Employment. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any individual any right to continued employment with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award Agreement.

      16.2 Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

      16.3 Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, as such rule may be amended from time to time ("Rule 16b-3"). All transactions involving any participant subject to Section 16(a) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.

      16.4 Code Section 162(m) Compliance. The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to "performance-based compensation" for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such "performance-based compensation."

      16.5 Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

      16.6 Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

      16.7 Governing Law. To the extent not preempted by Federal law, this Plan and all Award Agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Michigan. This Plan is not intended to be governed by the Employee Retirement Income Security Act and shall be so construed and administered.

      16.8 Legal Requirements. No Awards shall be granted and the Company shall have no obligation to make any payment under the Plan, whether in Shares, cash, or a combination thereof, unless such payment is, without further action by the Committee, in compliance with all applicable Federal and state laws and regulations, including, without limitation, the Code and Federal and state securities laws.

      16.9 Forfeiture by Employees in Connection with Termination for Cause. Notwithstanding any other provision of this Plan, subject to the provisions of the Award Agreement to which such Award relates, upon the termination of employment of an employee Participant for Cause such employee Participant shall forfeit all benefits associated with any Award as provided for herein. Pursuant to this provision, an employee shall forfeit all unexercised Options whether or not previously vested, all unexercised SARs whether or not previously vested and all Restricted Shares, Restricted Share Units and Performance Shares for which the delivery of Shares has not yet occurred.

                                   ARTICLE 17

                             Effective Date and Term

      17.1 Effective Date. The effective date of this MBT Financial Corp. 2008 Stock Incentive Plan is the date on which the shareholders of the Company approve it at a duly held shareholders' meeting.

      17.2 Termination Date. This Plan will continue in effect until midnight on the day before the tenth anniversary of the effective date specified in Section 17.1; provided, however, that Awards granted on or before that date may extend beyond that date.

                                    PROXY FOR
                               MBT FINANCIAL CORP.
                          SHAREHOLDERS' ANNUAL MEETING

KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned holder of common shares of MBT Financial Corp. do hereby constitute and appoint with the full power of substitution, H. Douglas Chaffin, James E. Morr, and John L. Skibski my true and lawful attorneys and proxies, and each of them my true and lawful attorney and proxy, to attend the annual meeting of shareholders of MBT Financial Corp. to be held at the Monroe Bank & Trust headquarters, 10 Washington Street, Monroe, Michigan 48161, on Thursday, May 1, 2008 at 10:00 o'clock a.m., or at any adjournment thereof, and at such meeting or any adjournment thereof, to vote the shares of stock of MBT Financial Corp. standing in my name with respect to the following matters.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                               MBT FINANCIAL CORP.

                                   MAY 1, 2008

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   - Please detach along perforated line and mail in the envelope provided. -

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTOR OF EACH OF THE NOMINEES LISTED BELOW AND FOR PROPOSAL 2.
     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

 1. Election of Directors - To elect a board of Directors for   3  To take any action which may be necessary or proper in connection
    the ensuing year.                                              with the foregoing matters, or any other matter legally coming before the meeting, or any adjournments thereof.

                               NOMINEES:                        I hereby give to said attorneys and proxies, and to each of them, or
 [ ] FOR ALL NOMINEES          o Peter H. Carlton               to any substitute or substitutes, full power and authority to do any
                               o H. Douglas Chaffin             and all acts and things which I might or could do if personally
 [ ] WITHHELD AUTHORITY        o Joseph S. Daly                 present, and hereby ratify and confirm all that said attorneys and
     FOR ALL NOMINEES          o Thomas M. Huner                proxies, and each of them, or their substitute or substitutes, might
                               o Rocque E. Lipford              lawfully do or cause to be done by virtue thereof.
 [ ] FOR ALL EXCEPT            o William D. McIntyre, Jr.
     (See instructions below)  o Michael J. Miller              In their discretion, the proxies are authorized to vote in their
                               o Debra J. Shah                  judgment upon such other business as properly may come before the
                               o John L. Skibski                meeting or any adjournment thereof.  At the present time, the Board
                               o Philip P. Swy                  of Directors knows of no other business to be presented at the
                               o Karen M. Wilson                meeting.

                                                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
INSTRUCTION: To withhold authority to vote for any individual   DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION
             nominee(s), mark "FOR ALL EXCEPT" and fill in      IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR
             the circle next to each nominee you wish to        ELECTION AS DIRECTOR AND FOR PROPOSAL 2.
             withhold, as

             shown here: -
-------------------------------------------------------------
 2.  Approval of the MBT Financial Corp. 2008 Stock Incentive   THIS PROXY IS REVOCABLE AND IS SOLICITED ON BEHALF OF THE BOARD OF
     Plan                                                       DIRECTORS.

            For [ ]    Against [ ]    Abstain [ ]

-------------------------------------------------------------
To change the address on your account, please check the
box at the right and indicate your new address in the
address space above. Please note that changes to the      [ ]
registered name(s) on the account may not be submitted
via this method.

Signature of Shareholder ________________________ Date: ________  Signature of Shareholder _________________________ Date: _________

NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                               MBT FINANCIAL CORP.

                                   MAY 1, 2008


                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as  ----------------------------------------------------
possible.                                                                        COMPANY NUMBER
                       -OR-                                                     ----------------------------------------------------
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States   ACCOUNT NUMBER
or 1-718-921-8500 from foreign countries and follow the instructions. Have      ----------------------------------------------------
your proxy card available when you call.
                       -OR-                                                     ----------------------------------------------------
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

------------------------------------------------------------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries up until
11:59 PM Eastern Time the day before the cut-off or meeting date.
------------------------------------------------------------------------------------------------------------------------------------

   - Please detach along perforated line and mail in the envelope provided. -

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTOR OF EACH OF THE NOMINEES LISTED BELOW AND FOR PROPOSAL 2.
     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

 1. Election of Directors - To elect a board of Directors for   3  To take any action which may be necessary or proper in connection
    the ensuing year.                                              with the foregoing matters, or any other matter legally coming before the meeting, or any adjournments thereof.

                               NOMINEES:                        I hereby give to said attorneys and proxies, and to each of them, or
 [ ] FOR ALL NOMINEES          o Peter H. Carlton               to any substitute or substitutes, full power and authority to do any
                               o H. Douglas Chaffin             and all acts and things which I might or could do if personally
 [ ] WITHHELD AUTHORITY        o Joseph S. Daly                 present, and hereby ratify and confirm all that said attorneys and
     FOR ALL NOMINEES          o Thomas M. Huner                proxies, and each of them, or their substitute or substitutes, might
                               o Rocque E. Lipford              lawfully do or cause to be done by virtue thereof.
 [ ] FOR ALL EXCEPT            o William D. McIntyre, Jr.
     (See instructions below)  o Michael J. Miller              In their discretion, the proxies are authorized to vote in their
                               o Debra J. Shah                  judgment upon such other business as properly may come before the
                               o John L. Skibski                meeting or any adjournment thereof.  At the present time, the Board
                               o Philip P. Swy                  of Directors knows of no other business to be presented at the
                               o Karen M. Wilson                meeting.

                                                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
INSTRUCTION: To withhold authority to vote for any individual   DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION
             nominee(s), mark "FOR ALL EXCEPT" and fill in      IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR
             the circle next to each nominee you wish to        ELECTION AS DIRECTOR AND FOR PROPOSAL 2.
             withhold, as

             shown here: -
-------------------------------------------------------------
 2.  Approval of the MBT Financial Corp. 2008 Stock Incentive   THIS PROXY IS REVOCABLE AND IS SOLICITED ON BEHALF OF THE BOARD OF
     Plan                                                       DIRECTORS.

            For [ ]    Against [ ]    Abstain [ ]

-------------------------------------------------------------
To change the address on your account, please check the
box at the right and indicate your new address in the
address space above. Please note that changes to the      [ ]
registered name(s) on the account may not be submitted
via this method.

Signature of Shareholder ________________________ Date: ________  Signature of Shareholder _________________________ Date: _________

NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
